UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 17, 2015

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

September 24, 2015

TO THE STOCKHOLDERS OF BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (the “Company”, “we” or “our” or “us”), will be held on November 17, 2015 at 11:00 a.m. (New York time) at 250 Vesey Street, New York, NY 10281, for holders of common stock, par value $0.01 per share (“Common Stock”) and holders of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”) of the Company. Due to security precautions in the building where the meeting is being held, we advise that if you plan on attending the meeting you notify us two business days in advance at 1-855-212-8243 or bpy.inquiries@brookfield.com so that we may make arrangements for your timely admission.

At the Annual Meeting, holders of Common Stock will be entitled to vote as a single class for:

•	The election of five directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
•	The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and
•	The transaction of such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

At the Annual Meeting, holders of Series A Preferred Stock will not be entitled to vote on any matter.

Pursuant to our charter, holders of Series A Preferred Stock are entitled to elect two directors (“Preferred Directors”) until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears, as well as dividends for the then current period. At the last annual meeting, Alan J. Carr and Craig W. Perry were elected by the holders of Series A Preferred Stock to serve as directors on our Board of Directors (the “Board”). As holders of Series A Preferred Stock did not timely submit nominees for the Annual Meeting as provided in our Second Amended and Restated Bylaws of the Company, dated August 11, 2014, Mr. Carr and Mr. Perry will continue to serve on our Board as Preferred Directors until their successors are duly elected and qualify or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears, as well as dividends for the then current period in accordance with Maryland law, our charter and the Second Amended and Restated Bylaws of the Company, dated August 11, 2014.

The Board has fixed the close of business on September 24, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof. Only holders of Common Stock of record on September 24, 2015 may vote at the Annual Meeting on the foregoing matters. A copy of the Annual Report of the Company is enclosed.

Brookfield DTLA Holdings LLC, a Delaware limited liability company and an indirect partially-owned subsidiary of Brookfield Office Properties Inc., a corporation under the Laws of Canada, is the holder of all of the issued and outstanding shares of Common Stock. Please refer to the attached Information Statement, which forms a part of this Notice of Annual Meeting and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.

By Order of the Board,

Michelle L. Campbell
Secretary

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

250 Vesey Street, 15th Floor

New York, NY 10281

INFORMATION STATEMENT

INFORMATION CONCERNING VOTING AT THE ANNUAL MEETING

General Information

This information statement (this “Information Statement”) is being furnished by Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (the “Company”, “we” or “our” or “us”), in connection with the Annual Meeting (the “Annual Meeting”) of stockholders of the Company being held on November 17, 2015 at 11:00 a.m. (New York time) at 250 Vesey Street, New York, NY 10281, for holders of common stock, par value $0.01 per share (“Common Stock”) and holders of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”) of the Company, and at any continuation, postponement or adjournment of the Annual Meeting. Due to security precautions in the building where the meeting is being held, we advise that if you plan on attending the meeting you notify us two business days in advance at 1-855-212-8243 or bpy.inquiries@brookfield.com so that we may make arrangements for your timely admission. We are first mailing this Information Statement to stockholders of record on or about September 29, 2015.

THE BOARD OF DIRECTORS (THE “BOARD”) OF THE COMPANY IS NOT ASKING FOR A PROXY.

YOU ARE REQUESTED NOT TO SEND US A PROXY.

Who Can Vote

Common Stock

As of the close of business on September 24, 2015, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, Brookfield DTLA Holdings LLC, a Delaware limited liability company (“DTLA Holdings”) and an indirect partially-owned subsidiary of Brookfield Office Properties Inc., a corporation under the Laws of Canada (“BPO”), was the holder of all of the issued and outstanding shares of Common Stock. DTLA Holdings is entitled to vote on the election of five directors and on each other matter properly presented at the Annual Meeting.

Series A Preferred Stock

Holders of Series A Preferred Stock will not be entitled to vote on any matter at the Annual Meeting.

Voting of Shares

DTLA Holdings, the holder of record of all of the issued and outstanding shares of Common Stock as of the close of business on September 24, 2015, is the only stockholder entitled to vote for each of the five directors to be elected at the Annual Meeting by the holders of Common Stock and each other matter to be voted upon at the Annual Meeting. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Information Statement.

Quorum; Counting of Votes

In order for there to be a vote on any matter at the Annual Meeting, there must be a quorum. In order to have a quorum for the transaction of business by the holders of Common Stock, DTLA Holdings, as the sole holder of Common Stock, must be present in person or by legal proxy. In order to have a quorum for the transaction of business by the holders of Series A Preferred Stock, holders of Series A Preferred Stock entitled to cast one-third of all the votes entitled to be cast by the holders of Series A Preferred Stock must be present in person or by legal proxy. In determining whether there is a quorum, shares held by persons attending the Annual Meeting in person will be counted as present for purposes of determining a quorum. Abstentions are counted as present for determining the presence of a quorum. If we fail to obtain a quorum for the Common Stock, the chair of the Annual Meeting may adjourn the meeting to another place, date or time.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, a representative of the Company, who will separately tabulate affirmative and negative votes and abstentions. There will be no fee associated with these services.

Votes Required to Elect Directors and Adopt Other Proposals

In order to be elected as a director by the holders of Common Stock, a nominee must receive a plurality of all the votes cast by DTLA Holdings at the Annual Meeting. The affirmative vote of a majority of the votes cast by DTLA Holdings is required for the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

For purposes of calculating votes cast in the election of directors, votes withheld will not be counted as votes cast “for” or “against” a director and will have no effect on the election of directors. For purposes of calculating votes cast regarding the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, abstentions will not be counted as votes cast “for” or “against” the proposal and will not have an effect on the result of such proposal.

Costs

We will bear the entire cost of the Annual Meeting. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding this Information Statement material regarding the Annual Meeting to beneficial owners of our securities.

NO PERSON IS AUTHORIZED ON OUR BEHALF TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS INFORMATION STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS INFORMATION STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE COMPANY’S AFFAIRS SINCE THE DATE OF THIS INFORMATION STATEMENT.

The Company’s principal executive offices are located at 250 Vesey Street, 15th Floor, New York, NY 10281 and its telephone number is (212) 417-7000. References herein to the “Company” refer to Brookfield DTLA Fund Office Trust Investor Inc. and its subsidiaries, unless the context indicates otherwise.

The date of this Information Statement is September 24, 2015.

2

ELECTION OF DIRECTORS

Under our charter and the Second Amended and Restated Bylaws of the Company, dated August 11, 2014 (the “Amended Bylaws”), other than with respect to the Preferred Directors (as described below under the heading “—Information Regarding Preferred Directors”), each member of the Board serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Vacancies among directors elected by the holders of Common Stock may be filled only by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board) will serve until the next annual election of directors and until such director’s successor is elected and qualifies, or until such director’s earlier death, resignation or removal.

Information Regarding the Common Stock Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means the five individuals nominated for election as directors by the holders of Common Stock who receive the largest number of properly cast votes by the holders of Common Stock will be elected as directors. Each share of Common Stock is entitled to one vote for each of the director nominees. Cumulative voting is not permitted. It is the intention of DTLA Holdings, the sole holder of all of the issued and outstanding shares of Common Stock, to vote for the election of the nominees named below. If any nominee should become unavailable for election prior to the Annual Meeting, an event which the Board does not currently anticipate, DTLA Holdings will vote for the election of a substitute nominee or nominees proposed by the Board.

G. Mark Brown, Michelle L. Campbell, Bryan K. Davis, Paul L. Schulman and Robert L. Stelzl are our nominees for election to the Board by the holders of Common Stock. Each nominee has consented to be named in this Information Statement and to serve as a director if elected, and our management has no reason to believe that any nominee will be unable to serve. The information below relating to the nominees for election as directors by the holders of Common Stock has been furnished to us by the respective individuals. If elected at the Annual Meeting, Messrs. Brown, Davis, Schulman and Stelzl and Ms. Campbell, would each serve until the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) and until their respective successors are duly elected and qualify.

The following table sets forth information regarding the individuals who are the nominees for election as directors of the Company by DTLA Holdings as the sole holder of the Company’s Common Stock:

Name	Age	Position	Director Since
G. Mark Brown	50	Director (also Global Chief Investment Officer)	2013
Michelle L. Campbell	44	Director (also Vice President, Secretary)	2014
Bryan K. Davis	42	Director	2013
Paul L. Schulman	47	Director (also Chairman of the Board, President, and Chief Operating Officer, U.S. Commercial Operations)	2013
Robert L. Stelzl	70	Director	2014

Certain members of the Board are employed by BPO. BPO is the Company’s ultimate parent and, through DTLA Holdings, BPO manages the Company’s operations and activities, and it, together with the Board and officers, makes decisions on the Company’s behalf. BOP Management Inc. (“BOP”), an affiliate of BPO, is affiliated with the Company because certain subsidiaries of the Company have entered into arrangements with BOP, pursuant to which BOP provides property management and various other services to the Company.

3

G. Mark Brown has served on the Board since the Company was formed in April 2013. Mr. Brown was appointed Global Chief Investment Officer of BPO in July 2012. Previously he was Head of Global Strategic Initiatives and Finance of BPO, prior to which he was Senior Vice President, Strategic Initiatives and Finance of BPO since 2005. The Board nominated Mr. Brown to serve as a director based, among other factors, on his knowledge of the Company and his experience in commercial real estate.

Michelle L. Campbell has served on the Board since August 2014. Ms. Campbell has also served as Vice President and Secretary of the Company since the Company was formed April 2013 and has served in her principal occupation as Vice President, Counsel of BPO since 2007. The Board nominated Ms. Campbell to serve as a director based, among other factors, on her knowledge of the Company and her experience in legal matters and commercial real estate.

Bryan K. Davis has served on the Board since the Company was formed in April 2013. Mr. Davis has held his principal occupation as Chief Financial Officer of BPO since 2007. The Board nominated Mr. Davis to serve as a director based, among other factors, on his knowledge of the Company and his experience in commercial real estate.

Paul L. Schulman has served on the Board since November 2013 and was elected Chairman of the Board and appointed as President of the Company in August 2014. Mr. Schulman was appointed Chief Operating Officer, U.S. Commercial Operations of BPO in 2009. Prior to this position, he served as Senior Vice President, Regional Head of the Washington, DC Region for BPO. He joined Trizec Properties, Inc. (which was acquired by BPO) in 1998 as Portfolio Manager for the Washington, DC and northern Virginia portfolios. The Board nominated Mr. Schulman to serve as a director and Chairman based, among other factors, on his knowledge of the Company, leadership capabilities and his experience in commercial real estate.

Robert L. Stelzl has served on the Board since January 2014. Mr. Stelzl is a private real estate investor and investment manager. In 2003, he retired from Colony Capital, LLC, a global real estate private equity investor, after 14 years as a principal and member of the Investment Committee. The Board nominated Mr. Stelzl to serve as a director based, among other factors, on his experience in commercial real estate.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF Messrs. Brown, Davis, Schulman and Stelzl and MS. Campbell TO SERVE ON THE BOARD UNTIL THE 2016 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.

Information Regarding the Preferred Directors

As holders of Series A Preferred Stock of the Company did not submit any proposals for the election of directors at the Annual Meeting, Alan J. Carr and Craig W. Perry will continue to serve on our Board as Preferred Directors until their successors are duly elected and qualify or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears, as well as dividends for the then current period in accordance with Maryland law, our charter and the Amended Bylaws.

Each of Messrs. Carr and Perry, as incumbent directors, has consented to be named in this Information Statement and to continue to serve as a Preferred Director. The information below relating to the incumbent directors has been furnished to us by the respective individuals. The following table sets forth information regarding the incumbent Preferred Directors:

4

Name	Age	Position	Director Since
Alan J. Carr	45	Director	2014
Craig W. Perry	36	Director	2014

Alan J. Carr is an investment professional with almost 20 years of experience working from the principal and advisor side on complex, process-intensive financial situations and he is the founder of Drivetrain Advisors, a fiduciary services firm that supports the investment community in legally- and process-intensive investments as a representative, director, or trustee. Prior to founding Drivetrain Advisors in 2013, Mr. Carr was a Managing Director at Strategic Value Partners, LLC (“Strategic Value Partners”), where he led financial restructurings for companies in North America and Europe, working in both the US and Europe over nine years. Prior to joining Strategic Value Partners, Mr. Carr was a corporate attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he represented clients in various major transactions. Prior to that, he was an attorney at Ravin, Sarasohn, Baumgarten, Fisch & Rosen, P.C. Mr. Carr currently serves on the Board of Directors of Tanker Investments Ltd., a specialized investment company organized under the laws of the Republic of the Marshall Island and traded on the Oslo Stock Exchange, which is focused on the oil tanker market, a position he has held since January 2014. Mr. Carr is also a director and audit and compensation committee member of Midstates Petroleum Company Inc. a company traded on the New York Stock Exchange (the “NYSE”). Mr. Carr currently does and has previously served on various boards of private companies in North America, Europe and Asia.

Craig W. Perry is the Chief Executive Officer of TLT Group, a private restaurant holding company with fast-casual tex-mex restaurants operating in Kentucky, Tennessee, Alabama and South Carolina. He is also the founder of Haloroc Holdings Corporation (“Haloroc”), a private holding company with a focus on investing in the real estate, financial and energy markets. Prior to founding Haloroc, Mr. Perry was a Managing Director at Panning Capital from the firm's inception in October 2012 until June 2014. From 2008 to 2012, Mr. Perry was a founding partner at Sabretooth Capital Partners, an investment management firm, and served as the co-portfolio manager of Sabretooth’s event-driven and macro investment team. Previously, Mr. Perry held positions at Swiss Re Financial Products Corporation and Credit Suisse Group as a portfolio manager with a focus on equities and distressed credit. Mr. Perry is a board member of Cortland Partners, a private multifamily real estate investment firm, as well as Nelson Education, a Canadian publisher. Mr. Perry holds a Bachelor of Arts in Economics from Princeton University.

Board Governance Documents

The Board maintains a charter for its Audit Committee, has adopted written policies regarding the Approval of Audit and Non-Audit Services Provided by the External Auditor and has adopted Corporate Governance Guidelines. The Board has also adopted the Code of Business Conduct and Ethics and Personal Trading Policy of Brookfield Asset Management Inc. (“BAM”), each applicable to the directors, officers and employees of BAM and its subsidiaries. The Company is an indirect subsidiary of BAM. These documents are attached as Annex A, B, C, D and E hereto, respectively, and are also available in print to any person who sends a written request to that effect to the attention of Michelle L. Campbell, Vice President, Secretary and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281.

5

Director Independence

Because the Series A Preferred Stock is the only publicly listed security of the Company, the Company is a special purpose entity as defined by the NYSE rules on corporate governance (the “NYSE Rules”) and has chosen to rely on the NYSE Rules’ “special purpose entity exemption” with respect to certain independence requirements. Of the Company’s seven directors, three are currently independent of management and of DTLA Holdings and BPO. The Board has adopted independence standards as part of its Corporate Governance Guidelines, which are also available in print to any person who sends a written request to that effect to the attention of our Secretary, as provided for above under the heading “–  Board Governance Documents.”

The independence standards contained in our Corporate Governance Guidelines incorporate the categories of relationships between a director and a listed company that would make a director ineligible to be independent according to the standards issued by the NYSE.

In accordance with NYSE Rules and our Corporate Governance Guidelines, on March 26, 2015, the Board affirmatively determined that each of the following directors is and was independent within the meaning of both our and the NYSE’s director independence standards, as then in effect:

Alan J. Carr

Craig W. Perry

Robert L. Stelzl

The Board has also determined that each of Messrs. Carr, Perry and Stelzl is independent within the meaning of both our and the NYSE’s director independence standards applicable to members of an Audit Committee. Additionally, Messrs. Carr, Perry and Stelzl satisfy the enhanced independence standards set forth in Rule 10A-3(b)(1)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and NYSE listing standards.

Board Meetings

The Board held five meetings during the fiscal year ended December 31, 2014. Mitchell Rudin presided as Chairman at three of these meetings, Mr. Schulman presided as Chairman at one of these meetings and Mr. Brown presided as Chairman at one of these meetings. The number of meetings for the Audit Committee is set forth below under the heading “–Board Committees – Audit Committee – Audit Committee Meetings.” During the fiscal year ended December 31, 2014, six of our current directors attended 100% of the total number of meetings of the Board that they were eligible to attend. At one of the meetings of the Board, Mr. Schulman was unable to participate; however, he was briefed on the discussions that transpired after such meeting.

The Board held three meetings during the 2015 calendar year through the date of this Information Statement. Mr. Schulman presided as Chairman over one of these meetings and Mr. Brown presided as Chairman over one of these meetings. The number of meetings for the Audit Committee is set forth below under the heading “–Board Committees – Audit Committee – Audit Committee Meetings.” During the 2015 calendar year through the date of this Information Statement, four of our current directors attended 100% of the total number of meetings of the Board. Each of Messrs. Brown, Davis and Schulman were unable to participate in one Board meeting in 2015; however, they were briefed on the discussions that transpired after such meetings.

6

Board Leadership Structure and Risk Oversight

The Amended Bylaws give the Board flexibility to determine whether the roles of principal executive officer and Chairman of the Board should be held by the same person or two separate individuals. In connection with the listing of the Series A Preferred Stock on the NYSE, the Board determined that having one person serve as both principal executive officer and Chairman of the Board is in the best interest of the Company’s stockholders. We believe this structure makes the best use of the principal executive officer’s extensive knowledge of the Company and fosters real-time communication between management and the Board. Currently, Mr. Schulman serves as Chairman of the Board and President of the Company since August 2014 and is considered our principal executive officer.

The Board is actively involved in overseeing our risk management. Under our Corporate Governance Guidelines, the Board is responsible for assessing the major risks facing the Company and its business and approving and monitoring appropriate systems to manage those risks. Under its charter, the Audit Committee is responsible for reviewing and approving the Company’s policies with respect to risk assessment and management, particularly financial risk exposure, and discussing with management the steps taken to monitor and control risks.

Board Committees

As a special purpose entity under the NYSE Rules, the Company’s Board maintains an Audit Committee, but is not required to establish or maintain a Nominating and Corporate Governance Committee or a Compensation Committee.

Audit Committee

General

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and is responsible for monitoring the Company’s systems and procedures for financial reporting, risk management and internal controls, reviewing certain public disclosure documents and monitoring the performance and independence of the Company’s external auditors. The Audit Committee is also responsible for reviewing the Company’s annual audited financial statements, unaudited quarterly financial statements and management’s discussion and analysis of the financial condition and results of operations prior to their approval by the full Board. In addition, the Audit Committee is responsible for recommending to the Board the firm of independent registered public accountants to be nominated for appointment as the external auditors, for approving the assignment of any non-audit work to be performed by the external auditors and prepares the report that federal securities laws require to be included in our information statement each year (see page 14 for the current Audit Committee Report). The Audit Committee meets regularly in separate private sessions with the Company’s external auditors, without management present, to discuss and review specific issues as appropriate. The Board has approved a charter of the Audit Committee, and the Audit Committee carries out its responsibilities in accordance with those terms. The charter is available in print to any person who requests it by writing to our Secretary, as provided for above under the heading “– Board Governance Documents.”

Currently, Mr. Stelzl is Chairman of the Audit Committee and Mr. Perry is a member of the Audit Committee. Each of Messrs. Stelzl and Perry is an independent director. Mr. Stelzl has served on the Audit Committee since his election to the Board on January 20, 2014 and he was appointed chair on March 27, 2014. Mr. Perry has served on the Audit Committee since his election to the Board in October 2014. The composition of the Audit Committee meets NYSE requirements for a special purpose entity, including the requirements dealing with financial literacy and financial sophistication. As a special purpose entity under the NYSE Rules, the Board is not required to determine whether any members of the Audit Committee qualify as an “audit committee financial expert” as defined by the U.S. Securities and Exchange Commission (the “SEC”). The independent members of our Audit Committee satisfy the enhanced independence standards applicable to audit committees set forth in Rule 10A-3(b)(i) under the Exchange Act and the NYSE listing standards.

7

Audit Committee Meetings

During the fiscal year ended December 31, 2014, the Audit Committee met four times and all of our directors currently serving on the Audit Committee attended 100% of the total number of meetings of the Audit Committee that they were eligible to attend during such fiscal year.

During the calendar year 2015 through the date of this Information Statement, the Audit Committee met three times and all of the members of the Audit Committee attended 100% of the total number of meetings of the Audit Committee during such calendar year.

Pre-approval Policies and Procedures

We have adopted written policies that provide that the Audit Committee is to pre-approve all audit services and permitted non-audit services to be performed for us by our independent registered public accounting firm in accordance with applicable law. During the fiscal year ended December 31, 2014, all audit and non-audit services provided to us by Deloitte & Touche LLP were pre-approved by the Audit Committee.

Qualifications of Director Nominees

The Board has not set forth minimum qualifications for Board nominees. However, under our Corporate Governance Guidelines, director nominees must have, among other criteria, an understanding of the Company’s principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Company relative to its principal competitors. The Board has not adopted any formal policy regarding an attempt to maintain a pre-determined mix of backgrounds of the Board nominees as such backgrounds relate to education, geography, race, gender, national origin or other factors not bearing on expertise. Rather, the Board looks to that level and type of experience, expertise and credentials of our nominees which we determine are necessary or desirable for the Board at the time.

Process for Considering Director Nominees

The Board has proposed a slate of nominees to the holders of Common Stock for re-election at the Annual Meeting of Stockholders at which directors are to be re-elected consisting of nominees who, in the exercise of the Board’s judgment, the Board has found to be well qualified and willing and available to serve. The basis for the Board’s recommendation of each of Messrs. Brown, Davis, Schulman and Stelzl and Ms. Campbell, is described above in the respective director’s biography.

At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Board may fill such vacancy with a director who, in the exercise of the Board’s judgment, the Board has found to be well qualified and willing and available to serve.

In addition, to the extent we are legally required by contract or otherwise to permit a third party to nominate one or more of the directors to be elected (for example, pursuant to rights contained in the Articles Supplementary for the Series A Preferred Stock to elect directors upon non-payment of dividends), then the nomination or election of such directors shall be governed by such requirements. Any director nominations received from stockholders will be evaluated in the same manner that nominees suggested by our directors, management or other parties are evaluated.

8

Manner by Which Stockholders May Nominate Director Candidates

The Board will consider Preferred Director candidates nominated by holders of Series A Preferred Stock received at least 90 days before the first anniversary of this year’s date of mailing of this Information Statement, which will be July 1, 2016, but no more than 120 days prior to such date, which will be June 1, 2016. All nominations should be directed in writing to the Chairman of the Board, c/o Michelle L. Campbell, Vice President, Secretary, and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281. Each holder of Series A Preferred Stock nominating a person as a Preferred Director candidate should provide us with the following information so that the Board may determine whether the nominated director candidate is independent from the stockholder, or each member of the stockholder group, that has nominated the director candidate:

•	If the nominating stockholder or any member of the nominating stockholder group is a natural person, whether the nominated Preferred Director candidate is the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;

•	If the nominating stockholder or any member of the nominating stockholder group is an entity, whether the nominated Preferred Director candidate or any immediate family member of the nominated director candidate is or has been at any time during the current or preceding calendar year an employee of the nominating stockholder or any member of the nominating stockholder group;

•	Whether the nominated director candidate or any immediate family member of the nominated Preferred Director candidate has accepted, directly or indirectly, any consulting, advisory, or other compensatory fees from the nominating stockholder or any member of the group of nominating stockholders, or any of their respective affiliates, during the current or preceding calendar year;

•	Whether the nominated Preferred Director candidate is an executive officer or director (or person fulfilling similar functions) of the nominating stockholder or any member of the nominating stockholder group, or any of their respective affiliates; and

•	Whether the nominated Preferred Director candidate controls the nominating stockholder or any member of the nominating stockholder group.

The nominating stockholder may also be asked by the Board to provide supplemental information to enable the Board to determine whether the nominated Preferred Director candidate (i) is qualified to serve on the Audit Committee, (ii) meets the standards of an independent director, and (iii) satisfies the standards for our directors set forth above under the heading “– Qualifications of Director Nominees.” In addition, the nominating stockholder should include the consent of the nominated Preferred Director candidate in the information provided to us and the nominated Preferred Director candidate will need to make himself or herself reasonably available to be interviewed by the Board. The Board will consider all nominated Preferred Director candidates submitted to it in accordance with these procedures and the requirements of our charter and Amended Bylaws. However, the Board will not consider any Preferred Director candidate if such candidate’s candidacy or, if elected, Board membership, would violate controlling federal or state law.

9

Communications with the Board

Stockholders or other interested persons wishing to communicate with the Board may send correspondence directed to the Board, c/o Michelle L. Campbell, Vice President, Secretary, and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281. Ms. Campbell will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to our management. Ms. Campbell will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Ms. Campbell will forward all such communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication, as appropriate. Correspondence intended for our non-management directors as a group should be delivered to the address above, “Attention: Non-Management Directors, c/o Michelle L. Campbell, Secretary.”

Compensation of Directors

The following table summarizes the compensation earned by each of our independent directors during the fiscal year ended December 31, 2014:

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Alan J. Carr (3)	25,755	-	-	-	-	25,755
Robert M. Deutschman (4)	99,245	-	-	-	-	99,245
Craig W. Perry (3)	26,786	-	-	-	-	26,786
Edward J. Ratinoff (4)	103,214	-	-	-	-	103,214
Robert L. Stelzl	130,000	-	-	-	-	130,000

(1)	Each non-independent member of the Board does not receive any additional compensation from the Company for his or her services as a director.
(2)	Amounts shown in Column (b) are those earned during the fiscal year ended December 31, 2014 for annual retainer fees, committee fees and/or chair fees.
(3)	Messrs. Carr and Perry were elected to the board of directors by holders of the Series A preferred stock on October 17, 2014.
(4)	Messrs. Deutschman and Ratinoff did not stand for re-election to the board of directors at the Company’s 2014 annual meeting of stockholders. Their terms as directors ended on October 17, 2014.

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Our executive officers are employed and compensated by another entity (BPO) and, consequently, this Information Statement does not include executive compensation disclosure pursuant to Item 402 of Regulation S-K of the U.S. Securities Act of 1933 (“Item 402”), including the Compensation Discussion and Analysis section, the compensation tables and other narrative executive compensation disclosure required by Item 402. We do not believe we are required to hold a non-binding advisory stockholder “say-on-pay” vote on the compensation of our executive officers, as there is no relevant disclosure on which such a vote could be based.

10

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by DTLA Holdings as the sole holder of Common Stock at the Annual Meeting. Deloitte & Touche LLP has audited our financial statements since our inception in 2013 and has audited BPO’s financial statements since 1978.

Principal Accounting Fees and Services

The following table summarizes the fees for professional services rendered by Deloitte & Touche LLP:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014
Audit fees (1)	$805,000	$651,500
Audit-related fees (2)	753,000	-
Tax fees (3)	449,000	-
All other fees	-	-
	$2,007,000	$651,500

(1)	Audit fees consist of fees for professional services provided in connection with the audits of the Company’s annual consolidated and combined financial statements, audits of the Company’s subsidiaries required for statute or otherwise and the performance of an interim review of the Company’s combined financial statements for the quarterly period ended September 30, 2013.
(2)	Audit-related fees consist of fees for reviews of filings or registration statements under the Securities Act of 1933 and Exchange Act during 2013.
(3)	Tax fees include fees for tax compliance and advisory services provided by Deloitte Tax LLP including tax advisory services in connection with IRS audits, tax compliance services related to U.S. federal, state, and local tax returns, and tax advisory services on federal foreign, state and local tax matters, post-merger tax consulting and compliance services related to the acquisition of MPG Office Trust, Inc.

Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm by holders of Common Stock is not required by the Amended Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to DTLA Holdings as the sole holder of Common Stock for ratification as a matter of corporate practice. Although it is expected that DTLA Holdings will ratify the selection, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s best interests.

Representatives of Deloitte & Touche LLP are currently advising the Company and for the fiscal year ended December 31, 2015 are not expected to be present at the Annual Meeting. However, if representatives of Deloitte & Touche LLP do attend the meeting, they will have the opportunity to make a statement and such representatives will be expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast by the holders of Common Stock at the Annual Meeting is required for the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

11

PRINCIPAL STOCKHOLDERS

As of September 24, 2015, DTLA Holdings owns 100% of the issued and outstanding shares of the Company’s Common Stock.

Based on our review of all forms filed by holders of Series A Preferred Stock with the SEC with respect to ownership of shares of Series A Preferred Stock and other information, as of September 24, 2015, set forth below is a table that shows how much of our Series A Preferred Stock was beneficially owned on September 24, 2015, by each person known to us to beneficially own more than 5% of our Series A Preferred Stock. Please note that under U.S. securities laws, the Series A Preferred Stock is generally not considered voting stock and, therefore, persons beneficially owning more than 5% of our Series A Preferred Stock have no obligation to notify us or the SEC of their beneficial ownership of such Series A Preferred Stock. Consequently, there may be other holders of more than 5% of the Series A Preferred Stock that are not known to us.

Name and Address of Beneficial Owner	Number of Shares of Series A Preferred Stock(1)		Percent of Class(1)

Panning Capital Management, LP 510 Madison Avenue, Suite 2400 New York, NY 10022(2)	914,375	(2)	9.4	%(2)

(1)	Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Series A Preferred Stock actually outstanding at the record date.
(2)	Information regarding Panning Capital Management, LP was obtained from a Schedule 13D, filed with the SEC by Panning Capital Management, LP on July 24, 2014. Panning Capital Management, LP reported that, at July 22, 2014, the following entities and natural persons possessed shared power to vote, and shared power to direct the disposition of, the respective amount of shares that follow: Panning Capital Management, LP—914,375; Panning Holdings GP, LLC—914,375; William M. Kelly—914,375; Kieran W. Goodwin—914,375; and Franklin S. Edmonds—914,375.

SECURITY OWNERSHIP OF OUR DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or executive officers owns any shares of capital stock of the Company.

EXECUTIVE OFFICERS OF THE REGISTRANT

Our current executive officers are as follows:

Name	Age	Position	Executive Officer Since
Edward F. Beisner	57	Chief Financial Officer	2015
Paul L. Schulman	47	President, and Chief Operating Officer, U.S. Commercial Operations	2014

12

Edward F. Beisner was appointed as Chief Financial Officer of the Company on May 15, 2015. Mr. Beisner has served in BPO’s U.S. Commercial Operations Division as Senior Vice President and Controller since 2013 and has served in various roles, including most recently as Senior Vice President and Controller, U.S. Commercial Operations, of U.S. subsidiaries of BPO since 1996. The Board appointed Mr. Beisner as Chief Financial Officer based on, among other factors, his knowledge of the Company and his experience in commercial real estate.

Paul L. Schulman was appointed as President of the Company in August 2014. Prior to that, he was Chief Operating Officer, U.S. Commercial Operations of BPO since 2009. Additional information about Mr. Schulman’s business experience can be found above in “–Information Regarding Common Directors.”

Compensation Discussion and Analysis

We do not directly employ any of the persons responsible for managing our business. BPO, through DTLA Holdings, manages our operations and activities, and it, together with its board of directors and officers, makes decisions on our behalf. Our executive officers are employed by BPO and we do not directly or indirectly pay any compensation to them. The compensation of the executive officers is set by BPO and we have no control over the determination of their compensation. Our executive officers participate in employee benefit plans and arrangements sponsored by BPO and its parent company. We have not established any employee benefit plans or entered into any employment agreements with any of our executive officers.

BPO determines the total compensation paid to our executive officers. In determining this compensation, BPO considers, among other things, BPO’s business, results of operations and financial condition taken as a whole. For a detailed discussion of the objectives of BPO’s compensation program, the elements of its compensation program and how compensation is determined, please refer to BPO’s most recently filed Annual Information Form which is available on BPO’s website at www.brookfieldofficeproperties.com and at the Canadian Securities Administrator’s website SEDAR at www.sedar.com.

COMPENSATION RISK ASSESSMENT

The Company believes that the compensation policies and practices of the Company, and of BPO with respect to the executive officers of the Company, appropriately balance risk in connection with the achievement of annual and long-term goals and that they do not encourage unnecessary or excessive risk taking. The Company believes that the compensation policies and practices of the Company, and of BPO with respect to the executive officers of the Company, are not reasonably likely to have a material adverse effect on its financial position or results of operations.

13

AUDIT COMMITTEE REPORT*

The Audit Committee of the Board assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal control over financial reporting and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and its internal control over financial reporting and for reviewing the Company’s quarterly financial statements.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2014 with the Company’s management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the overall scope of, and plans for, its audit. The Audit Committee regularly meets with Deloitte & Touche LLP, both with and without management present, to discuss the results of its audit, its evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the Company’s management and by Deloitte & Touche LLP. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by PCAOB Auditing Standard No. 61, Communications with Audit Committees. The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by PCAOB Ethics and Independence Rules 3526, Communication with Audit Committees Concerning Independence, and has discussed with Deloitte & Touche LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Robert L. Stelzl, Chair

Craig W. Perry

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures

Under the Company’s Corporate Governance Guidelines, each director is required to inform the Board of any potential or actual conflicts, or what might appear to be a conflict of interest he or she may have with the Company. If a director has a personal interest in a matter before the Board or a committee, he or she must not participate in any vote on the matter except where the Board or the committee has expressly determined that it is appropriate for him or her to do so. Under BAM’s Code of Business Conduct and Ethics, officer and employee conflicts of interest are generally prohibited as a matter of Company policy.

* The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Information Statement and irrespective of any general incorporation language in such filing.

14

Management Agreements

Certain subsidiaries of the Company have entered into arrangements with Brookfield Properties Management LLC, an affiliate of BPO (“BOP Management”), pursuant to which BOP Management provides property management and various other services. Property management fees under the management agreements entered into in connection with these arrangements are calculated based on 3.0% of rents collected (as defined in the management agreements). In addition, the Company pays BOP Management an asset management fee, which is calculated based on 0.75% of the capital contributed to DTLA Holdings. A summary of the costs incurred by the applicable subsidiaries of the Company under these arrangements for the fiscal year ended December 31, 2014 is as follows (in thousands):

For the Year Ended December 31, 2014
Property management fee expense	$8,135
Asset management fee expense	6,109
General, administrative and reimbursable expenses	2,509
Leasing and construction management fees	3,626

Insurance Agreement

Properties held by certain Company subsidiaries are covered under insurance policies entered into by BPO that provide, among other things, all risk property and business interruption for BPO’s commercial portfolio with an aggregate limit of $2.5 billion per occurrence as well as an aggregate limit of $300.0 million of earthquake insurance. In addition, the Company’s properties are covered by a terrorism insurance policy that provides aggregate coverage of $4.0 billion for all of BPO’s U.S. properties. Insurance premiums for these properties are paid by an affiliate of BPO and the Company reimburses this BPO affiliate for the actual cost of such premiums. A summary of the costs incurred by the applicable Company subsidiaries under this arrangement for the fiscal year ended December 31, 2014 is as follows (in thousands):

For the Year Ended December 31, 2014
Insurance expense	$8,466

Intercompany Loan

The Company was indebted to BOP under a $25.0 million promissory note dated October 11, 2013 that bore interest at 3.25%. For the year ended December 31, 2014, the Company accrued $0.6 million of interest expense related to this note. During September 2014, the Company paid $25.8 million in full settlement of the principal and interest outstanding on the intercompany loan using proceeds from the mortgage loan secured by the Figueroa at 7th retail property.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and beneficial owners of more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership of such securities with the SEC. Such officers, directors and greater than 10% stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

15

Based on our review of the copies of all Section 16(a) forms received by us and other information, we believe that with regard to the fiscal year ended December 31, 2014, all of our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements, except as follows: due to inadvertence by the Company, Robert L. Stelzl was late in filing a Form 3 with respect to his ownership of Series A Preferred Stock. The required form was filed on April 24, 2014.

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the Company’s next Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2016 notice of annual meeting, your proposal must be received by the Company no later than 90 days before the first anniversary of the prior year’s date of mailing of the notice of the preceding year’s annual meeting, but no more than 120 days prior to such date, and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, we reserve the right to omit from any proxy statement or any annual or special meeting, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act. The Series A Preferred Stock is the only publicly listed security of the Company and, under our charter and the Amended Bylaws, holders of Series A Preferred Stock have no voting rights other than with respect to the election of Preferred Directors. Therefore, stockholders other than DTLA Holdings may not vote on proposals at the Company’s annual meetings or special meetings other than the election of Preferred Directors.

Under the Articles, at any time when holders of Series A Preferred Stock have the right to elect Preferred Directors, a proper officer of the Company may, upon written request of the holders of 10% or more of the outstanding shares of Series A Preferred Stock, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing Preferred Directors. The Company must then mail to record holders of Series A Preferred Stock a notice of such special meeting to be held not less than ten and not more than 45 days after the date such notice is given unless such notice was received within ninety (90) days of the date of the upcoming annual meeting of the Company, in which case the election of the Preferred Directors will take place at an annual meeting of the Company and the Company will not call for a special meeting. To be elected at an annual or special meeting, Preferred Directors must receive a plurality of all the votes cast at such meeting.

Additional Information

The Board does not intend to bring, and knows of no one intending to bring, any matter before the holders of the Common Stock at the Annual Meeting other than the matters described herein.

Legal Proceedings

Following the announcement of the execution of the merger agreement, seven putative class actions were filed against BPO, the Company, DTLA Holdings and Brookfield DTLA Fund Properties (collectively, the “Brookfield Parties”), MPG Office Trust, Inc., MPG Office, L.P., and the members of MPG Office Trust, Inc.’s board of directors. Five of these lawsuits were filed on behalf of MPG Office Trust, Inc.’s common stockholders: (i) two lawsuits, captioned Coyne v. MPG Office Trust, Inc., et al., No. BC507342 (the “Coyne Action”), and Masih v. MPG Office Trust, Inc., et al., No. BC507962 (the “Masih Action”), were filed in the Superior Court of the State of California in Los Angeles County (the “California State Court”) on April 29, 2013 and May 3, 2013, respectively; and (ii) three lawsuits, captioned Kim v. MPG Office Trust, Inc. et al., No. 24 C-13-002600 (the “Kim Action”), Perkins v. MPG Office Trust, Inc., et al., No. 24-C-13-002778 (the “Perkins Action”) and Dell’Osso v. MPG Office Trust, Inc., et al., No. 24 C-13-003283 (the “Dell’Osso Action”) were filed in the Circuit Court for Baltimore City, Maryland (the “Maryland State Court”) on May 1, 2013, May 8, 2013 and May 22, 2013, respectively (collectively, the “Common Stock Actions”). Two lawsuits, captioned Cohen v. MPG Office Trust, Inc. et al., No. 24-C-13-004097 (the “Cohen Action”) and Donlan v. Weinstein, et al., No. 24 C-13-004293 (the “Donlan Action”), were filed on behalf of MPG Office Trust, Inc.’s preferred stockholders in the Maryland State Court on June 20, 2013 and July 2, 2013, respectively (collectively, the “Preferred Stock Actions”).

16

In each of the Common Stock Actions, the plaintiffs alleged, among other things, that MPG Office Trust, Inc.’s board of directors breached their fiduciary duties in connection with the merger by failing to maximize the value of MPG Office Trust, Inc. and ignoring or failing to protect against conflicts of interest, and that the relevant Brookfield Parties named as defendants aided and abetted those breaches of fiduciary duty. The Kim Action further alleged that MPG Office, L.P. also aided and abetted the breaches of fiduciary duty by MPG Office Trust, Inc.’s board of directors, and the Dell’Osso Action further alleged that MPG Office Trust, Inc. and MPG Office, L.P. aided and abetted the breaches of fiduciary duty by MPG Office Trust, Inc.’s board of directors. On June 4, 2013, the Kim and Perkins plaintiffs filed identical, amended complaints in the Maryland State Court. On June 5, 2013, the Masih plaintiffs also filed an amended complaint in the Superior Court of the State of California in Los Angeles County. The three amended complaints, as well as the Dell’Osso Action complaint, alleged that the preliminary proxy statement filed by MPG Office Trust, Inc. with the SEC on May 21, 2013 was false and/or misleading because it failed to include certain details of the process leading up to the merger and failed to provide adequate information concerning MPG Office Trust, Inc.’s financial advisors.

In each of the Preferred Stock Actions, which were brought on behalf of MPG Office Trust, Inc.’s preferred stockholders, the plaintiffs allege, among other things, that, by entering into the Merger Agreement and tender offer, MPG Office Trust, Inc. breached the Articles Supplementary, which governs the issuance of the MPG preferred shares, that MPG Office Trust, Inc.’s board of directors breached their fiduciary duties by agreeing to a merger agreement that violated the preferred stockholders’ contractual rights and that the relevant Brookfield Parties named as defendants aided and abetted those breaches of contract and fiduciary duty. On July 15, 2013, the plaintiffs in the Preferred Stock Actions filed a joint amended complaint in the Maryland State Court that further alleged that MPG Office Trust, Inc.’s board of directors failed to disclose material information regarding BPO’s extension of the tender offer.

The plaintiffs in the seven lawsuits sought an injunction against the merger, rescission or rescissory damages in the event the merger has been consummated, an award of fees and costs, including attorneys’ and experts’ fees, and other relief.

On July 10, 2013, solely to avoid the costs, risks and uncertainties inherent in litigation, the Brookfield Parties and the other named defendants in the Common Stock Actions signed a memorandum of understanding (the “MOU”), regarding a proposed settlement of all claims asserted therein. The parties subsequently entered into a stipulation of settlement dated November 21, 2013 providing for the release of all asserted claims, additional disclosures by MPG concerning the merger made prior to the merger’s approval, and the payment, by defendants, of an award of attorneys’ fees and expenses in an amount not to exceed $475,000. After a hearing on June 4, 2014, the California State Court granted plaintiffs’ motion for final approval of the settlement, and entered a Final Order and Judgment, awarding plaintiffs’ counsel’s attorneys’ fees and expenses in the amount of $475,000, which was paid by MPG Office LLC on June 18, 2014. BPO is seeking reimbursement for the settlement payment from MPG’s insurers.

17

In the Preferred Stock Actions, at a hearing on July 24, 2013, the Maryland State Court denied plaintiffs’ motion for preliminary injunction seeking to enjoin the tender offer. The plaintiffs filed a second amended complaint on November 22, 2013 that added additional arguments in support of their allegations that the new preferred shares do not have the same rights as the MPG preferred shares. The defendants moved to dismiss the second amended complaint on December 20, 2013, and briefing on the motion concluded on February 28, 2014. At a hearing on June 18, 2014, the Maryland State Court heard oral arguments on the defendants’ motion to dismiss and reserved judgment on the decision. On October 21, 2014, the parties sent a joint letter to the Maryland State Court stating that since the June 18 meeting, the parties have commenced discussions towards a possible resolution of the lawsuit, requesting that the court temporarily refrain from deciding the pending motion to dismiss to facilitate the discussions, and stating that the parties will report to the court within 45 days of the October 21 letter regarding the status of their discussions.

Counsel for the parties have reached an agreement to settle the Preferred Stock Actions on a class-wide basis and dismiss the case with prejudice in exchange for the payment of $2.25 per share of Series A preferred stock of accumulated and unpaid dividends to holders of record on a record date to be set after final approval of the settlement by the Maryland State Court, plus any attorneys’ fees awarded by the Maryland State Court to the plaintiffs’ counsel. The dividend will reduce the amount of accumulated and unpaid dividends on the Series A preferred stock, and the terms of the Series A preferred stock will otherwise remain unchanged. The agreement is subject to a number of conditions precedent and approval of the Maryland State Court, after notice to the class. The parties entered into a Memorandum of Understanding on March 30, 2015 memorializing the agreement to settle the Preferred Stock Actions, which has been filed with the Maryland State Court. A copy of the MOU was filed with the Company’s Annual Report on Form 10-K as Exhibit 99.1.

On June 1, 2015, the parties filed, with the Maryland State Court, a joint motion for preliminary approval of the settlement (“Joint Motion”) and a Stipulation and Agreement of Compromise and Settlement entered into by the parties on May 29, 2015 (the “Stipulation”), together with ancillary documents. In the Stipulation, plaintiff’s counsel stated, among other things, that it intends to petition the Maryland State Court for an award of attorneys’ fees and expenses of up to $5,250,000. On July 31, 2015, the parties filed a supplemental brief in support of their Joint Motion and amended form of notice to the class. On August 13, 2015, the Maryland State Court granted preliminary approval of the settlement and scheduled a hearing before the court to consider final approval of the settlement on October 27, 2015.

While the final outcome with respect to the Preferred Stock Actions cannot be predicted with certainty, in the opinion of management after consultation with external legal counsel, any liability that may arise from such contingencies would not have a material adverse effect on the financial position, results of operations or liquidity of the Company.

Householding of Information Statement Materials

SEC rules permit us to deliver a single copy of this Information Statement, our Annual Report or Notice of Annual Meeting, as applicable, to one address shared by two or more of our stockholders. This process, which is commonly referred to as “householding,” can result in cost savings for the Company. A single Notice of Annual Meeting and this Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders prior to the mailing date.

18

We agree to deliver promptly, upon request, a separate copy of this Information Statement or Annual Report, as applicable, to any stockholder at a shared address to which a single copy of those documents was delivered, at no cost to the stockholder. If you want to receive a paper or e-mail copy of these documents, you must send a written request to that effect to the attention of Michelle L. Campbell, Vice President, Secretary, and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281.

Any stockholder who currently receives multiple copies of Information Statement materials at his, her or its address and would like to request householding of any communications should contact the Company using the contact information above.

Available Information

We file our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements (if any), Information Statements and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC. The public may obtain information on the operation of the Office of Investor Education and Advocacy by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy details and other information regarding issuers that file electronically with the SEC at www.sec.gov. Stockholders may also obtain a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements (if any), Information Statements and amendments to those reports by sending a written request to that effect to the attention of Michelle L. Campbell, Vice President, Secretary, and Director, Brookfield DTLA Fund Office Trust Investor Inc., 250 Vesey Street, 15th Floor, New York, NY 10281.

If you have any questions regarding this Information Statement, please contact the Company at the address above or at (212) 417-7000.

By Order of the Board of Directors,

Michelle L. Campbell
Secretary

September 24, 2015

19

Annex A

Brookfield DTLA Fund Office Trust Investor Inc.

AUDIT COMMITTEE CHARTER (“Charter”)

A committee of the board of directors of Brookfield DTLA Fund Office Trust Investor Inc. (the “Corporation”) to be known as the Audit Committee (the “Committee”) shall have the following terms of reference:

Membership and Chair

Annually, the board of directors of the Corporation (the “Board”) shall appoint from its number two or more directors (the “Members” and each a “Member”) to serve on the Committee for the upcoming year or until the Member ceases to be a director, resigns or is replaced, whichever occurs first.

The Members will be selected by the Board. Any Member may be removed from office or replaced at any time by the Board. All of the Members must be Independent. In addition, every Member must be Financially Literate, or agree to become Financially Literate within a reasonable period of time following appointment. Members may not serve on three or more other public company audit committees, except with the prior approval of the Chairman of the Board.

The Board shall appoint one Member as the Chair of the Committee. If the Chair is absent from a meeting, the Members shall select a Chair from those in attendance to act as Chair of the meeting.

Responsibilities

The Committee shall:

(a)	oversee the work of the external auditor of the Corporation engaged for the purpose of preparing or issuing an auditor’s report or providing other audit, review or attest services to the Corporation (the “auditor”);

(b)	require the auditor to report directly to the Committee;

(c)	review and evaluate the auditor’s independence, experience, qualifications and performance and determine whether the auditor should be appointed or re-appointed and recommend to the Board the auditor who should be nominated for appointment or re-appointment by the stockholders;

(d)	where appropriate, recommend to the Board that the stockholders terminate the auditor;

(e)	when a change of auditor is proposed, review all issues related to the change, including the information to be included in the notice of change of auditor required, and the orderly transition of such change;

(f)	review the terms of the auditor’s engagement and recommend to the Board the compensation of the auditor;

(g)	at least annually, obtain and review a report by the auditor describing:

•	the auditor’s internal quality-control procedures; and

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	1

•	any material issues raised by the most recent internal quality control review, or peer review, of the auditor, or review by any independent oversight body such as the Public Company Accounting Oversight Board (the “PCAOB”), or governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and the steps taken to deal with any issues raised in any such review;

(h)	at least annually, confirm that the auditor has submitted a formal written statement describing all of its relationships with the Corporation; discuss with the auditor any disclosed relationships or services that may affect its objectivity and independence; obtain written confirmation from the auditor that it is independent within the meaning of the Rules of Ethics & Independence adopted by the PCAOB and is an independent public accountant within the meaning of applicable securities legislation, and confirm that it has complied with applicable laws with the rotation of certain members of the audit engagement team;

(i)	review and evaluate the lead partner of the auditor;

(j)	ensure the regular rotation of the audit engagement team members as required by law, and periodically consider whether there should be regular rotation of the auditor;

(k)	meet privately with the auditor as frequently as the Committee feels is appropriate to fulfill its responsibilities, which will not be less frequently than annually, to discuss any items of concern to the Committee or the auditor, including:

•	planning and staffing of the audit;

•	any material written communications between the auditor and management;

•	whether or not the auditor is satisfied with the quality and effectiveness of financial recording procedures and systems;

•	the extent to which the auditor is satisfied with the nature and scope of its examination;

•	whether or not the auditor has received the full co-operation of management of the Corporation;

•	the auditor’s opinion of the competence and performance of the Chief Financial Officer and other key financial personnel of the Corporation;

•	the items required to be communicated to the Committee in accordance with generally accepted auditing standards;

•	all critical accounting policies and practices to be used by the Corporation;

•	all alternative treatments of financial information within financial reporting standards that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditor;

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	2

•	any difficulties encountered in the course of the audit work, any restrictions imposed on the scope of activities or access to requested information, any significant disagreements with management and management’s response; and

•	any illegal act that may have occurred and the discovery of which is required to be disclosed to the Committee pursuant to applicable securities legislation.

(l)	annually review and approve the Policy Regarding the Approval of Audit and Non-Audit Services Provided by the Independent Auditor (the “Pre-approval Policy”) which sets forth the parameters by which the auditor can provide certain audit and non-audit services to the Corporation not prohibited by law and the process by which the Committee pre-approves such services. The Committee, or a member(s) of the Committee duly delegated, will review and approve all auditor requests to provide audit and non-audit services that are not pre-approved under the Pre-approval Policy, or are in excess of the aggregate fee threshold for the amount of services that can be provided by the auditor. At each quarterly meeting of the Committee, the Committee will ratify all audit and non-audit services provided by the auditor for the then-ended quarter;

(m)	resolve any disagreements between management and the auditor regarding financial reporting;

(n)	prior to disclosure to the public, review, and, where appropriate, recommend for approval by the Board, the following:

•	audited annual financial statements, in conjunction with the report of the auditor;

•	interim financial statements;

•	annual and interim management’s discussion and analysis of financial condition and results of operations;

•	reconciliations of the annual or interim financial statements; and

•	all other audited or unaudited financial information contained in public disclosure documents (including without limitation, any prospectus, or other offering or public disclosure documents and financial statements required by regulatory authorities);

(o)	review the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements;

(p)	review disclosures made to the Committee by the Chief Executive Officer and Chief Financial Officer during their certification process for applicable securities law filings about any significant deficiencies and material weaknesses in the design or operation of the Corporation’s internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information, and any fraud involving management or other employees;

(q)	review the effectiveness of management’s policies and practices concerning financial reporting, any proposed changes in major accounting policies, the appointment and replacement of management responsible for financial reporting;

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	3

(r)	review the adequacy of the internal controls that have been adopted by the Corporation to safeguard assets from loss and unauthorized use and to verify the accuracy of the financial records and any special audit steps adopted in light of significant deficiencies and material weaknesses in internal control over financial reporting;

(s)	review the controls and procedures that have been adopted to confirm that material information about the Corporation and its subsidiaries that is required to be disclosed under the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) or the New York Stock Exchange (the “NYSE”) rules is disclosed and to review the public disclosure of financial information extracted or derived from the issuer’s financial statements and periodically assess the adequacy of these procedures;

(t)	establish and periodically review the procedures for the receipt, follow-up, retention and treatment of complaints received by the Corporation about accounting, internal controls, disclosure controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

(u)	review and approve periodically, the Corporation’s policies with respect to risk assessment and management, particularly financial risk exposure, including the steps taken to monitor and control risks;

(v)	review periodically, the status of taxation matters of the Corporation;

(w)	review and approve the Corporation’s policies for hiring partners and employees and former partners and employees of the auditor and any former auditors of the Corporation;

(x)	review, with legal counsel where required, such litigation, claims, tax assessments, transactions, inquiries from regulators and material inquiries from governmental agencies or other contingencies which may have a material impact on financial results or which may otherwise adversely affect the financial well-being of the Corporation; and

(y)	consider other matters of a financial nature as directed by the Board.

Limitation of Audit Committee Role

The Committee’s function is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements and for developing and maintaining systems of internal accounting and financial controls, while the independent auditor will assist the Committee and the Board in fulfilling their responsibilities for their review of the financial statements and internal controls and will be responsible for its independent audit of the financial statements. The Committee expects the auditors to call to their attention any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Committee recognizes that the financial management and the independent audit teams have more knowledge and information about the Corporation than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Corporation’s financial statements or internal controls or any professional certification as to the auditor’s work.

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	4

Reporting

The Committee will regularly report to the Board on:

•	the auditor’s independence;

•	the performance of the auditor and the Committee’s recommendations regarding its reappointment or termination;

•	the adequacy of the Corporation’s internal controls and disclosure controls;

•	its recommendations regarding the annual and interim financial statements of the Corporation and any reconciliation of the Corporation’s financial statements, including any issues with respect to the quality or integrity of the financial statements;

•	its review of any other public disclosure document including the annual report and the annual and interim management’s discussion and analysis of financial condition and results of operations;

•	the Corporation’s compliance with legal and regulatory requirements, particularly those related to financial reporting; and

•	all other significant matters it has addressed and with respect to such other matters that are within its responsibilities.

Review

The Committee will review this Charter at least annually and from time to time submit any proposed amendments it deems necessary and appropriate to the Board for approval.

Assessment

At least annually, the Board will review the effectiveness of this Committee in fulfilling its responsibilities and duties as set out in this Charter and in a manner consistent with the corporate governance guidelines adopted by the Board.

Access To Advisors And Senior Management

The Committee may retain any advisor at the expense of the Corporation, without the Board’s approval, at any time and has the authority to determine any such advisor’s fees and other retention terms.

The Corporation will provide for appropriate funding, for payment of compensation to any auditor engaged to prepare or issue an audit report or perform other audit, review or attest services and any other advisor to the Committee, and for ordinary administrative expenses of the Committee.

Members will meet privately with senior management as frequently as they feel is appropriate to fulfill the Committee’s responsibilities, but not less than annually.

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	5

Meetings

Meetings of the Committee may be called by any Member, the Chairman of the Board, the Chief Executive Officer or Chief Financial Officer of the Corporation or the auditor. Meetings will be held quarterly and at such additional times as is necessary for the Committee to fulfill its responsibilities. The Committee shall appoint a secretary to be the secretary of each meeting of the Committee and to maintain minutes of the meeting and deliberations of the Committee. The Committee may also take action from time to time by unanimous written consent.

The powers of the Committee shall be exercisable at a meeting at which a quorum is present. A quorum shall be not less than a majority of the Members from time to time. Matters decided by the Committee shall be decided by majority vote. Subject to the foregoing, the Maryland General Corporation Law and the by-laws, and unless otherwise determined by the Board, the Committee shall have the power to regulate its procedure.

Notice of each meeting shall be given to the auditor, each Member, and to the Chairman of the Board and the Chief Executive Officer of the Corporation. Notice of meeting may be given orally, in person or by telephone, by letter, by electronic mail or other reasonable means not less than 24 hours before the time fixed for the meeting. Members may waive notice of any meeting and attendance at a meeting is deemed waiver of notice. The notice need not state the purpose or purposes for which the meeting is being held.

The Committee may invite from time to time such persons as it may see fit to attend its meetings and to take part in discussion and consideration of the affairs of the Committee. The Committee may require the auditors and/or members of management to attend any or all meetings.

Definitions

Capitalized terms used in this Charter and not otherwise defined have the meaning attributed to them below:

“Independent” means independent in accordance with the applicable rules and guidelines of the NYSE and the SEC as well as the Corporation’s Corporate Governance Guidelines.

“Financially Literate” means the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.

Amended and Affirmed by the Board of Directors on May 11, 2015.

Brookfield DTLA Fund Office Trust Investor Inc. Audit Committee Charter	6

Annex B

POLICY REGARDING THE APPROVAL OF AUDIT AND NON-AUDIT SERVICES
PROVIDED BY THE EXTERNAL AUDITOR

Purpose and Applicability

Deloitte & Touche LLP (“Deloitte”), as the external auditors of Brookfield DTLA Fund Office Trust Investor Inc. (the “Company”), provides valuable services to the Company in addition to the annual audit and quarterly reviews. This policy sets forth guidelines and procedures to be followed by the Company (including its consolidated subsidiaries) when retaining Deloitte to perform audit and non-audit services. This policy statement is intended to establish a framework for the approval of audit and non-audit services that ensures Deloitte’s ongoing independence.

Policy Statement

Pre-approval

All services provided by Deloitte, both audit and non-audit, must be pre-approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) or the Designated Member (as defined below). The pre-approval of audit and non-audit services may be given at any time up to a year before commencement of the specified service.

The particular services to be provided by Deloitte which are to be pre-approved must be set out in sufficient detail as to be acceptable to the Audit Committee (see Appendix B). In addition, the delegation of the Audit Committee’s responsibilities to management is not permitted.

Subject to the above, the Audit Committee may in certain circumstances choose to establish fee thresholds for pre-approved services, for example: “fees for tax services as set out in Appendix B may not exceed 25% of the amounts pre-approved for audit and audit-related services without additional specific pre-approval by the Audit Committee”.

Designated Member

The Audit Committee hereby delegates to the Chair of the Audit Committee (the “Designated Member”) the authority to grant pre-approvals of permitted audit related and other permitted services (each a “Permitted Service” and collectively the “Permitted Services”), to be provided by Deloitte. Any decisions of the Designated Member to pre-approve a Permitted Service shall be reported to the Audit Committee at each of its regularly scheduled meetings.

Prohibited Non-Audit Services

The Company may not engage Deloitte to provide any of the prohibited non-audit services described in Appendix A, attached to and forming part of this policy, or otherwise prohibited by law from time to time.

Permitted Audit and Non-Audit Services

Non-prohibited services shall be deemed to be Permitted Services and may be provided by Deloitte to the Company with the pre-approval of the Designated Member or by the full Audit Committee, as described herein. Examples of Permitted Services are set out in Appendix B, attached to and forming part of this policy.

Brookfield DTLA Fund Office Trust Investor Inc.	Audit and Non-Audit Services Policy

Basket Approval Threshold

The services as set out in Appendix B are deemed to be pre-approved by the Audit Committee unless revoked by the Audit Committee or the Designated Member. Subject to otherwise complying with the provisions of this policy, the Company may engage Deloitte to provide Permitted Services in advance where the fees charged will, when combined with all such fees that have not been specifically approved by the Company or a qualified subsidiary audit committee, aggregate less than 25% of the anticipated audit fees for the Company and its subsidiaries for the same year (the “Basket Approval Threshold”). This authority may be delegated to qualified audit committees of consolidated subsidiaries, as discussed below. All such services will be ratified at the next regularly scheduled meeting of the Audit Committee or the qualified audit committee of the relevant subsidiary. Any such Permitted Service, once specifically approved, will no longer be included in determining the aggregate fees covered by the Basket Approval Threshold.

Audit Committee Review of Services

At each regularly scheduled Audit Committee meeting, the Audit Committee shall review a consolidated non-audit services report, which will include the following:

•	a report summarizing the services, or grouping of related services, including fees, provided by Deloitte;
•	a listing of newly pre-approved services since its last regularly scheduled meeting; and
•	an analysis for the current fiscal year of the estimated annual fees to be paid to Deloitte for both audit and non-audit services.

Delegation to Subsidiaries

The Audit Committee may delegate the approval authority and responsibility herein to the audit committee of any consolidated subsidiary in respect of services to be provided to such subsidiary, provided that the subsidiary:

•	has an audit committee consisting of directors who are independent from the Company and its management;
•	adopts a policy on approval of audit and non-audit services substantially similar to this policy;
•	reports all non-audit services on a quarterly basis for inclusion in the Company’s consolidated non-audit services report; and
•	submits for approval any proposed non-audit services where the anticipated fees exceed the Basket Approval Threshold for that subsidiary.

Non-audit services provided to any other subsidiary must be approved by the Audit Committee of the Company pursuant to this policy either in advance on an individual basis or as part of the Basket Approval Threshold.

Brookfield DTLA Fund Office Trust Investor Inc.	Audit and Non-Audit Services Policy

APPENDIX A

PROHIBITED NON-AUDIT SERVICES

The Company may not engage Deloitte to provide any of the non-audit services described below:

1.	Bookkeeping or Other Services Related to the Company’s Accounting Records or Financial Statements. Deloitte cannot maintain or prepare the Company’s accounting records or prepare the Company’s financial statements or form the basis of financial statements.

2.	Appraisal or Valuation Services or Fairness Opinions. Deloitte cannot provide appraisal or valuation services when it is reasonably likely that the results of any valuation or appraisal would be material to the Company’s financial statements, or where Deloitte would audit the results.

3.	Actuarial Services. Deloitte cannot provide insurance actuarial-oriented advisory services unless the Company uses its own actuaries or third party actuaries to provide management with the primary actuarial capabilities, and management accepts responsibility for actuarial methods and assumptions.

4.	Management Functions or Human Resources. Partners and employees of Deloitte cannot act as a director, officer or employee of the Company, or perform any decision-making, supervisory, or ongoing monitoring function for the Company. Deloitte cannot recruit, act as a negotiator on the Company’s behalf, deliver employee testing or evaluation programs, or recommend, or advise that the Company hire, a specific candidate for a specific job.

5.	Legal Services and Expert Services Unrelated to the Audit. Deloitte cannot provide any service in which the person providing the service must be admitted to practice before the courts in any jurisdiction.

6.	Internal Audit Outsourcing. Deloitte cannot provide any internal audit services relating to accounting controls, financial systems, or financial statements.

7. Financial Information Systems Design and Implementation. Deloitte cannot design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements, taken as a whole.

Brookfield DTLA Fund Office Trust Investor Inc.	Audit and Non-Audit Services Policy

APPENDIX B

PERMITTED AUDIT AND NON-AUDIT SERVICES

The following are examples of Permitted Services which may be provided by Deloitte to the Company, subject to the terms of this policy:

Audit Services

1.	Annual audit of the Company’s consolidated financial statements, including quarterly reviews, consultation on accounting issues, system control work, attendance at Audit Committee meetings, use of specialists in connection with the foregoing and other services integral to audits of and expressing opinions on the Company’s financial statements.
2.	Assistance related to implementation of new accounting standards.
3.	Audits of financial statements and transactions included in consolidated financial statements that are used by lenders, filed with government and regulatory bodies and similar reports.
4.	Services that result from the role of Deloitte as independent auditor such as consents, letters to underwriters and other services related to financings that include audited financial statements.
5.	Assistance in review and tests of internal control and other systems.

Audit-Related Services

1.	Audits of opening balance sheets of acquired companies and accounting consultations on acquisitions and proposed acquisitions.
2.	Services related to procedures used to support the calculation of the gain or loss from dispositions and discontinued operations.
3.	Compliance letters, agreed upon procedures, review and similar special purpose reports related to audited financial statements.
4.	Employee benefit plan audits.
5.	Assistance with tax accrual related issues.
6.	Assistance with tax accounting for specific transactions.
7.	Merger and acquisition due diligence services related to the review of financial statements, accounting policies, disclosure controls and procedures, internal controls, information systems security, tax returns and accruals and consultation with respect to accounting for the business combination.

Tax Services

1.	U.S. and foreign tax return preparation, review, consultation and assistance.
2.	U.S. and foreign tax planning services.
3.	U.S. and foreign tax consultation services.
4.	U.S. and foreign indirect tax services.
5.	U.S. and foreign property tax services.
6.	Capital tax assessments.
7.	Employee benefit tax services.
8.	Exempt surplus calculations.
9.	Expatriate tax services.
10.	Income tax trust advisory.
11.	Ruling applications and requests.
12.	Transfer pricing tax services.

Other Services

1.	Review of actuarial liabilities.

Affirmed by the Audit Committee on May 11, 2015.

Annex C

Brookfield DTLA Fund Office Trust Investor Inc.

CORPORATE GOVERNANCE GUIDELINES

1.	INTRODUCTION

Corporate governance relates to the activities of the board of directors (the “Board”) who are elected by and are accountable to the stockholders and takes into account the role of management who are appointed by the Board, in consultation with Brookfield Office Properties Inc. (“BPO”) and who are charged with the ongoing management of the corporation.

The Board is of the view that the corporate governance policies and practices of Brookfield DTLA Fund Office Trust Investor Inc. (“Brookfield DTLA” or the “Corporation”), outlined below (the "Guidelines") are comprehensive and consistent with requirements of the New York Stock Exchange (“NYSE”) and the applicable provisions under the U.S. Sarbanes-Oxley Act of 2002, applicable Securities and Exchange Commission (“SEC”) rules and regulations and the practices of U.S. public companies in similar circumstances to the Corporation.

The Board of the Corporation will review these Guidelines annually, or more often if warranted, and revise these Guidelines from time to time based on its assessment of the Corporation’s needs and legal and regulatory developments and changes in practices.

2.	ROLE AND FUNCTIONS OF THE BOARD

The role of the Board is to oversee the business and affairs of the Corporation which are conducted by its officers and employees under the direction of the Chief Executive Officer. In doing so, the Board acts at all times with a view to the best interests of Brookfield DTLA. The Board endeavors to ensure that stockholder value is enhanced on a sustainable basis and in a manner that recognizes the interests of other stakeholders in the Corporation including its employees, suppliers, customers, creditors and the communities in which it operates.

In fulfilling its responsibilities, the Board, both directly and through its various committees, shall:

Strategic planning

(a)	oversee the strategic planning process including, on an annual basis, reviewing and approving the business plan for the Corporation and monitoring performance of the Corporation under the plan;

(b)	oversee the financial and business strategies and objectives included within the business plan;

Appoint and monitor senior management

(a)	together with BPO, develop a position description for the Chief Executive Officer including the corporate objectives that the Chief Executive Officer is responsible for meeting;

(b)	together with BPO, oversee the selection, evaluation and compensation of the Chief Executive Officer;

(c)	together with BPO, oversee the selection, evaluation and compensation of other senior management;

Brookfield DTLA Fund Office Trust Inc. Corporate Governance Guidelines	1

(d)	together with BPO, monitor succession planning of the Chief Executive Officer and other members of senior management;

(e)	to the extent feasible, satisfy itself as to the integrity of the Chief Executive Officer and other members of senior management;

Risk assessment and management

(a)	assess the major risks facing the Corporation and its businesses and review, approve, monitor and oversee the implementation of appropriate systems to manage those risks;

Public disclosure and financial reporting

(a)	oversee the Corporation’s public disclosure and financial reporting, review and monitor the Corporation’s management information systems and disclosure controls and procedures, its internal controls and procedures for financial reporting; and

(b)	oversee compliance with the code of business conduct and ethics adopted by the Corporation (the “Code”) to ensure that the Corporation maintains its integrity and accountability;

Corporate governance

(a)	ensure an appropriate system of corporate governance is in place so the Board and management can operate effectively, in the best interests of the Corporation;

(b)	confirm that processes are in place for the Corporation and its businesses to address and comply with applicable legal, regulatory, corporate, securities and other compliance matters;

(c)	oversee the creation of a culture of integrity throughout the organization;

Approval of certain matters

(a)	approve all material transactions for the Corporation; and

(b)	approve those matters which may not be delegated by the Board under applicable corporate law including, among others, the issuance of securities of the Corporation (except in the manner and on terms authorized by the Board), the declaration of dividends, the repurchase or redemption of shares of the Corporation and the adoption, repeal or amendment of the by-laws of the Corporation, or any other matter which the Board reserved to itself the right to approve notwithstanding the delegation to senior management of the authority to manage the business of the Corporation.

3.	QUALIFICATIONS OF DIRECTORS

Directors are expected to have the highest personal and professional ethics and values and be committed to advancing the best interests of the Corporation and its stockholders. They are also expected to possess skills and competencies in areas that are relevant to the Corporation’s activities and that enhance the ability of the Board to effectively oversee the business and affairs of the Corporation.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	2

Each director must have an understanding of the Corporation's principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Corporation relative to its principal competitors. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with or be incompatible with Board membership. Directors who experience a significant change in their personal circumstances, including a change in their principal occupation, such that they are unable to comply with the preceding sentence, are expected to advise, and submit a written resignation letter to, the Chair of the Board and, if determined appropriate, the Board shall accept such offer of resignation.

4.	COMPOSITION OF BOARD

Size of Board and selection process

The directors of the Corporation are elected each year by the stockholders at the annual meeting of stockholders. The Board proposes a slate of nominees to the stockholders for election. Any stockholder may propose a nominee for election to the Board either by means of a stockholder proposal in compliance with the requirements prescribed by the Maryland General Corporation Law (“MGCL”) and the SEC.

The Board also recommends the number of directors on the Board for approval to the stockholders. Presently, the Board believes that not less than seven directors is an appropriate size for the Board and its committees to operate effectively. Between annual meetings, the Board may appoint directors to serve until the next annual meeting, subject to the relevant provisions of the MGCL and the Corporation’s Articles of Incorporation.

Independence of directors and representation of stockholders interests

Brookfield DTLA Holdings LLC (“DTLA Holdings”) owns, indirectly, 100% of the outstanding shares of common stock, par value $0.01 per share, of the Corporation and controls 100% of the aggregate voting power of the Corporation’s capital stock, except that, holders of the Corporation’s 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), have certain voting rights, including the right to elect two directors to the Board under certain circumstances. Because the Series A Preferred Stock is the only publicly listed security of the Corporation, the Corporation is a special purpose entity as defined by the New York Stock Exchange rules on corporate governance (the “NYSE Rules”) and has chosen to rely on the NYSE Rules’ “special purpose entity exemption” with respect to certain independence requirements. Three of the Corporation’s seven directors are independent of management and of DTLA Holdings. The Chair of the Board is not an Independent Director. DTLA Holdings and/or management will have four representatives on the Board. The Board considers that its current size and composition is appropriate given the Corporation’s operations. The Board believes that a combination of Independent Directors, directors related to DTLA Holdings and/or drawn from management leads to a constructive exchange in board deliberations resulting in objective, well-balanced and informed discussion and decision making.

The Board determines whether each director is an Independent Director. In making these determinations, the Board examines each individual director’s circumstances and his or her relationship to the Corporation and its affiliates and evaluates if he or she meets the definition of an Independent Director. In determining independence, the Board relies on the rules and guidelines of the NYSE and SEC. Generally, an “Independent Director” means a director who has been affirmatively determined by the Board to have no material relationship with the Corporation, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with the Corporation. A material relationship is a relationship which could, in the Board’s determination, reasonably interfere with the exercise of a director’s independent judgment.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	3

The Board will review the independence of all directors on an annual basis and will publish its determinations in the Corporation’s proxy statement for the Corporation’s annual meeting of stockholders and in accordance with other applicable laws. Directors have an ongoing obligation to inform the Board of any material changes in their circumstances or relationships that may affect the Board’s determination as to their independence.

Financial literacy

Each member of the Audit Committee shall be financially literate. The term “financially literate” means the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.

Chair(s)

The Board will in each year elect a Chair from among its members. The Chair of the Board is principally responsible for overseeing the operation and affairs of the Board. The Board has established a position description for the Chair which is attached as an appendix to these Guidelines. The Board may also appoint a Co- Chair or Vice- Chair where it believes this would enhance the operations of the Board. In this case, the Co- Chair or Vice- Chair will share the responsibilities of the Chair.

Election of directors

Every stockholder of the Corporation entitled to vote at an election of directors has the right to cast a number of votes equal to the number of votes attached to the shares held by him or her.

Term

All directors are elected at the annual meeting of stockholders of the Corporation for a term of one year.

Board succession

The Chair is responsible for maintaining a Board succession plan that is responsive to the Corporation’s needs and the interests of its stockholders.

5.	MEETINGS

The Board has meetings at least once in each quarter, with additional meetings held when required. The independent directors have the opportunity to have meetings with only Independent Directors present prior to or following all regular Board meetings.

Additional meetings may be called by the Chair, the Chief Executive Officer or any two directors on proper notice.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	4

The Chair is primarily responsible for the agenda. Prior to each Board meeting, the Chair discusses agenda items for the meeting with the Chief Executive Officer, other members of senior management and other members of the Board. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.

The Audit Committee generally has meetings quarterly, with additional meetings held when required. Meeting frequency and agendas for standing committees may change from time to time, however, depending on opportunities or risks faced by the Corporation. The Chair of the Board, the Chief Executive Officer and any member of a committee may call a committee meeting, request that an item be included on the committee’s agenda or raise subjects that are not on the agenda for that meeting. Audit Committee meetings can also be called by the Chief Financial Officer or the Corporation’s auditor.

Notice of the place, day and time of each Board or committee meeting must be served on each director at least 24 hours prior to the meeting. Directors or committee members may waive notice of any meeting and attendance at a meeting is deemed to be waiver of notice. The notice need not state the purpose or purposes for which the meeting is being held.

Procedures for Board meetings

Procedures for Board meetings are determined by the Chair unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.

Procedures for committee meetings are determined by the committee chair unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.

A quorum for any Board meeting is not less than a majority of directors.

The Chair may vote as a director at any meeting, but does not have a second or casting vote in the case of an equality of votes.

The Secretary of the Corporation keeps minutes of the meeting of the Board and circulates copies of the minutes to each Board member on a timely basis. For each committee meeting, each committee shall designate a member as secretary to keep minutes of the meeting and circulate copies of the minutes to each committee member on a timely basis.

6.	DIRECTORS’ RESPONSIBILITIES

Director orientation and continuing education

The Chief Financial Officer and the Secretary of the Corporation are responsible for providing orientation and continuing education programs for new directors regarding the role of the Board of Directors, its committees and its directors.

Attendance and participation

Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a meeting in person may participate by telephone or teleconference. The Board may also take action from time to time by unanimous written consent.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	5

In advance of each Board and committee meeting, members will receive the proposed agenda and other materials important to the directors' understanding of the matters considered. Directors are expected to spend the time needed to review the materials in advance of such meetings and to actively participate in such meetings.

Service on other boards and audit committees

The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair in advance of accepting an invitation to serve on the board of another public company and, as a general rule, directors are not allowed to join a board of another public company on which two or more other directors of the Corporation serve.

Members of the Audit Committee may not serve on the audit committees of more than three other public companies without the prior approval of the Chair of the Board.

Access to independent advisors

The Board and any committee may at any time retain financial, legal or other advisors at the expense of the Corporation and have the authority to determine the advisors’ fees and other retention terms. Each committee of the Board of Directors may retain advisors, at the expense of the Corporation, without the Board’s approval, at any time. Any director may, subject to the approval of the Chair, retain an advisor at the expense of the Corporation.

7.	COMMITTEES OF THE BOARD

General

Brookfield DTLA believes that Board committees assist in the effective functioning of the Board and that the appropriate composition of Board committees should enable the views of Independent Directors to be effectively represented.

The Audit Committee is comprised solely of Independent Directors.

The Board has one standing committee, the Audit Committee. Special committees may be formed from time to time as required to review particular matters or transactions.

The following is a brief description of the mandate of the Audit Committee:

Audit Committee

The Audit Committee is responsible for monitoring the Corporation's systems and procedures for financial reporting and internal control, reviewing certain public disclosure documents and monitoring the performance and independence of the Corporation's auditors. The committee is also responsible for reviewing the Corporation's annual audited financial statements, unaudited quarterly financial statements and management's discussion and analysis and review of related operations prior to their approval by the full Board. In addition, the Audit Committee is responsible for recommending to the Board the firm of public accountants to be nominated for appointment as the external auditor and for approving the assignment of any non-audit work to be performed by the external auditors.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	6

Committee Chairs

The Audit Committee is chaired by an Independent Director who is selected by the Board and responsible for determining the agenda and the frequency and conduct of committee meetings in accordance with these Guidelines.

Committee charters

Each committee has its own charter that sets out its responsibilities and duties, qualifications for membership, procedures for committee member removal and appointment and reporting to the Board.

8.	EVALUATION OF BOARD, DIRECTORS AND COMMITTEES

The Chair will ensure that an appropriate system is in place to evaluate and perform an annual evaluation of the effectiveness of the Board as a whole, as well as the committees of the Board, to ensure they are fulfilling their respective responsibilities and duties as set out in these Guidelines and in their respective committee charters. Each year, a detailed survey is sent to directors regarding the effectiveness of the Board and its committees, inviting comments and suggestions on areas for improvement. The survey asks for quantitative ratings with respect to matters such as: the Board and committee structure and processes, the Corporation’s strategic direction, the Board’s operational oversight and the Board’s relationship with management. The results of this survey are prepared by the Secretary of the Corporation (without identifying individual directors) and reviewed by the Chair, who makes recommendations to the Board as required.

9.	MANAGEMENT

Management Arrangements

Brookfield DTLA is a subsidiary of DTLA Holdings, a fund formed by BPO and certain institutional partners in order to hold and manage assets largely consisting of office properties in downtown Los Angeles, California.

The senior management of Brookfield DTLA are employees of BPO but the selection and evaluation of Brookfield DTLA’s senior management is done by the Board in consultation with BPO. The senior management of Brookfield DTLA apportions their time between matters related to Brookfield DTLA and matters related to other parts of BPO’s business as necessary. No cash compensation is paid by Brookfield DTLA directly to its senior management in their capacity as such. Senior management receives their compensation from BPO.

It is the responsibility of the Board and the senior management of Brookfield DTLA to ensure Brookfield DTLA’s assets are being used in the best interests of Brookfield DTLA, including to create wealth for its stockholders. When performance of either the senior management of Brookfield DTLA or BPO is found to be inadequate, the Board has the responsibility to bring about appropriate change.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	7

The Board, in consultation with BPO, has developed a position description of the Chief Executive Officer which is attached as an appendix to these Governance Guidelines. The Board, in consultation with BPO, annually reviews the position description of the Chief Executive Officer and establishes objectives against which his or her performance is reviewed. Similar reviews and assessments are undertaken for other senior management personnel in consultation with BPO and the Chief Executive Officer.

Management’s and BPO’s relationship to the Board

BPO, in its capacity as manager of DTLA Holdings, and senior management of Brookfield DTLA report to and are accountable to the Board. At its meetings, the Board has the opportunity to engage in private sessions without other senior management present.

Board access to management

Information provided by management to directors is critical to their effectiveness. In addition to the reports presented to the Board at its regular and special meetings, the Board is also kept informed on a timely basis by management of corporate developments and key decisions taken by management in pursuing the Corporation's business plan and the attainment of its objectives. The directors periodically assess the quality, completeness and timeliness of information provided by management to the Board. Directors also have the opportunity to meet with senior management and to participate in work sessions to obtain further insight into the operations of the Corporation.

Management succession

The Board in consultation with BPO maintains a succession plan for the Chief Executive Officer and other members of senior management. The objective of the plan is to ensure the orderly succession of senior management, including providing for any required recruiting, training and development.

10.	COMMUNICATION AND DISCLOSURE POLICIES

The Corporation has adopted a Regulation FD Disclosure Policy which summarizes its policies and practices regarding disclosure of material information to investors, analysts and the media. The purpose of this policy is to ensure that the Corporation's communications with the investment community are timely, consistent and in compliance with all applicable securities legislation.

The Corporation endeavors to keep its stockholders informed of its progress through a comprehensive annual report and quarterly interim reports. Directors and management are available to respond to stockholder questions. Stockholders who wish to contact the Chair or other Board members can do so directly or through the Investor Relations Department of the Corporation.

11.	DIRECTOR COMPENSATION

Directors who are employees of the Corporation do not receive any compensation for service as directors of the Corporation.

The Board annually reviews the compensation paid to Independent Directors, taking into account the complexity of the Corporation’s operations, the risks and responsibilities involved in being a director of the Corporation, the requirement to participate in scheduled and special Board meetings, expected participation on the Board’s standing committees and the compensation paid to directors of comparable companies.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	8

Directors are reimbursed by the Corporation for reasonable travel expenses and other out-of-pocket expenses incurred in connection with their duties as directors.

12.	CODE OF BUSINESS CONDUCT AND ETHICS

The Board encourages senior officers to create a culture of integrity throughout the organization. The Board expects all directors, officers and employees to conduct themselves in accordance with the highest ethical standards and to adhere to the Code of Brookfield Asset Management Inc. (“BAM”), applicable to all BAM subsidiaries, which formally sets out standards for behavior and practice. The Board monitors compliance with the Code, in part, through the whistle blowing procedures described therein which mandates that all directors, officers and employees report breaches of the Code and may do so anonymously using the Corporation’s third-party independent whistleblower hotline if they prefer. Any waiver of the Code will only be granted in very exceptional circumstances and in accordance with the procedures set out in the Code. Any waiver will be disclosed by the Corporation to the extent required by law, regulation or stock exchange requirement.

13.	PROHIBITION ON PERSONAL LOANS

The Corporation will not, either directly or indirectly, including through its subsidiaries, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or officer.

14.	INDEMNIFICATION AND INSURANCE

In accordance with the by-laws of the Corporation and applicable laws, present and former directors and officers are each indemnified by the Corporation.

In addition, the Corporation maintains directors and officers insurance. Under this insurance coverage, the Corporation and certain of its associated companies are reimbursed for indemnity payments made to directors or officers as required or permitted by law or under provisions of its by-laws as indemnity for losses, including legal costs, arising from acts, errors or omissions committed by directors and officers during the course of their duties as such. This insurance also provides coverage to individual directors and officers without any deductible if they are not indemnified by the Corporation. The insurance coverage for directors and officers has certain exclusions including, but not limited to, those acts determined to be deliberately fraudulent or dishonest or have resulted in personal profit or advantage.

15.	CONFLICTS OF INTEREST

Each director is required to inform the Board of any potential or actual conflicts, or what might appear to be a conflict of interest he or she may have with the Corporation. If a director has a personal interest in a matter before the Board or a committee, he or she must not participate in any vote on the matter except where the Board or the committee has expressly determined that it is appropriate for him or her to do so.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	9

CONTACT BOARD AND COMMITTEES

The Board welcomes input and comments from stockholders of the Corporation. You may contact one or more members of the Board or its committees by writing to the Corporation at:

Board of Directors of Brookfield DTLA Fund Office Trust Investor Inc.
c/o Brookfield Office Properties Inc.
Brookfield Place

250 Vesey Street, 15th Floor
New York, New York 10281-1021
U.S.A.

Amended and Affirmed by the Board of Directors on May 11, 2015.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	10

APPENDIX

Position description of Chair

The Chair of the Board of the Corporation is principally responsible for overseeing the operations and affairs of the Board. In fulfilling his or her responsibilities, the Chair will:

(a)	provide leadership to foster the effectiveness of the Board;

(b)	ensure there is an effective relationship between the Board, senior management of the Corporation and BPO, in its role as provider of management;

(c)	ensure that the appropriate committee structure is in place and make recommendations for appointments to such committees;

(d)	in consultation with the other members of the Board and the Chief Executive Officer, prepare the agenda for each meeting of the Board;

(e)	ensure that all directors receive the information required for the proper performance of their duties, including information relevant to each meeting of the Board;

(f)	chair Board meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded;

(g)	ensure that an appropriate system is in place to evaluate the performance of the Board as a whole, the Board’s committees and individual directors, and make recommendations to the Board for changes when appropriate;

(h)	work with BPO, the Chief Executive Officer and other members of senior management to monitor progress on strategic planning, policy implementation and succession planning; and

(i)	provide additional services requested by the Board.

Brookfield DTLA Fund Office Trust Inc. Corporate Governance Guidelines	11

Position description of Chief Executive Officer

The Chief Executive Officer of the Corporation is responsible for providing the leadership of the Corporation and, subject to the direction provided by the Board, managing the business and affairs of the Corporation. In fulfilling his or her responsibilities, the Chief Executive Officer will:

(a)	develop and present to the Board for approval a business plan for the Corporation;

(b)	develop and present to the Board for approval key financial and other performance goals for the Corporation’s activities, and report regularly to the Board on the progress against these goals;

(c)	manage the operations of the Corporation in accordance with the business plan approved by the Board;

(d)	act as the primary spokesperson for the Corporation;

(e)	recommend to the Board the appointment or termination of senior management of the Corporation;

(f)	present to the Board for approval annually an assessment of the senior management of the Corporation together with a succession plan that provides for the orderly succession of senior management including the recruitment, training and development required;

(g)	together with the Corporation’s Chief Financial Officer, establish and maintain disclosure controls and procedures and internal controls and procedures for financial reporting appropriate to ensure the accuracy and integrity of the Corporation’s financial reporting and public disclosure; and

(h)	foster a corporate culture that promotes ethical practices and encourages individual integrity and social responsibility.

Brookfield DTLA Fund Office Trust Investor Inc. Corporate Governance Guidelines	12

Annex D

CODE OF BUSINESS CONDUCT AND ETHICS

February 2015

SUMMARY OF THE CODE’S RULES

Protecting the Company’s Assets

1)	Use all company assets for legitimate business purposes.
2)	Protect all confidential information in the company’s possession.
3)	All intellectual property that you may have a role in creating belongs to the company.
4)	The documents of the company must be preserved.

Accuracy of Books and Records and Public Disclosures

5)	Ensure that the books of the company are accurate and all business transactions are authorized.
6)	Ensure that the company provides true, plain and full disclosure.

Duties to Stakeholders

7)	Deal fairly with the company’s stakeholders.
8)	Exercise extra caution when managing client capital.

Communications and Media

9)	Use the company’s various forms of communication properly and appropriately.
10)	Be cautious in your use of social media.
11)	Only speak on behalf of the company when authorized to do so.

Conflicts of Interest and Personal Behaviour

12)	Avoid situations in which your personal interests conflict with the interests of the company.
13)	Exhibit personal behavior that reinforces a positive image of you and the company.
14)	Remember your duties to Brookfield when participating in outside interests.
15)	Obtain permission before joining the board of directors or similar body of another entity.
16)	Do not take corporate opportunities as your own personal opportunities.

Positive Work Environment

17)	Help create a tolerant work environment free from discrimination and harassment.
18)	Report all incidents of discrimination and harassment.
19)	Help ensure the health and safety of fellow directors, officers and employees.
20)	Protect private personal information.

Compliance with Laws, Rules, Regulations and Policies

21)	Know and comply with all laws, rules, regulations and polices applicable to your position.
22)	Do not trade in securities if you possess material non-public information.
23)	Depending on your role, you may have to pre-clear trades or avoid trading altogether.
24)	Do not give or receive bribes, including “facilitation payments”.
25)	The giving or receiving of gifts and entrainment should be proportionate and reasonable.
26)	There may be restrictions on your political donations to candidates and political parties.
27)	Ensure that our operations are not used for money laundering.

1

FREQUENTLY ASKED QUESTIONS

Why do we have a code?

The Code serves as a guide for how you should conduct yourself as a member of the Brookfield team. Preserving our corporate culture is vital to the organization and following the Code helps us do that.

Who must follow the code?

All directors, officers and employees of Brookfield Asset Management Inc., its wholly-owned subsidiaries and certain publicly-traded controlled affiliates.

What are your responsibilities?

You have two responsibilities. First, you must follow every aspect of the Code and certify your commitment each year. Second, if you suspect someone may be violating the Code you have an obligation to report it. To make a report, follow the section of the Code: “Reports and Complaints”.

How will i know if there is a problem?

The Code attempts to deal with the most common issues that you may encounter, but it cannot address every question that may arise. When you’re not sure what to do, ask yourself the following questions:

•	Is it illegal?
•	Does it feel like the wrong thing to do?
•	Would you feel uncomfortable if others knew about it?
•	Will it have the potential to create a negative perception of you or the company?
•	Do you have a personal interest that has the potential to conflict with the company’s interest?

If you answer “yes” to any of these questions your proposed conduct may violate the Code and you should ask for help.

How should i ask for help?

If you have questions about the Code or about the best course of action to take in a particular situation, you should seek guidance from your supervisor or internal legal counsel.

What if i would like to make an anonymous report?

You may make an anonymous report by contacting the company’s reporting hotline, which is operated by an independent third party and is available 24 hours a day, 7 days a week. If you choose to make an anonymous report, your anonymity will be protected to the fullest extent possible. Keep in mind, however, that maintaining your anonymity may limit the company’s ability to investigate your concerns.

What are the consequences for violating the code?

Violations of the Code can vary in its consequences. If you’re an employee, it could result in a reprimand or other disciplinary action, including the termination of your employment at the company for cause. If you’re a director, a violation may necessitate your resignation. Certain violations of the Code also contravene applicable laws and therefore can have severe consequences outside of Brookfield. Depending on your actions, failing to comply with the Code could lead to civil or criminal prosecution, which could result in substantial fines, penalties and/or imprisonment.

2

3

Introduction

This Code of Business Conduct and Ethics (“the Code”) applies to all directors, officers and employees (collectively, “you”) of Brookfield Asset Management Inc. and its wholly-owned subsidiaries, (“Brookfield Asset Management”) and certain publicly-traded controlled affiliates1 (Brookfield Infrastructure Partners LP, Brookfield Property Partners LP and Brookfield Renewable Energy Partners LP) (“Controlled Affiliates”, and collectively with Brookfield, “we”, “us”, “our” or the “company”).

Protecting the Company’s Assets and Resources

The company’s assets are to be used only for legitimate business purposes.

The company’s assets are meant for business use, not for personal use. We all have a responsibility to protect and safeguard the company’s assets from loss, damage, theft, misuse and waste. If you become aware of loss, damage, theft, misuse or waste of our assets, or have any questions about your proper use of them, you should speak with your supervisor. The company’s name (including its corporate letterhead and logo), facilities and relationships are valuable assets and must only be used for authorized company business and never for personal activities.

If you use the company’s assets for personal benefit, or otherwise are careless or wasteful with the company’s assets, you may be in breach of your duty to the company. You have a responsibility not to abuse company resources for expense reimbursement. Any requests for reimbursement for authorized company expenses must be for legitimate business expenses. If you are unsure whether a certain expense is legitimate, you should speak with your supervisor or refer to the company’s Travel and Entertainment Expense Policy.

Confidential information must be protected at all times.

We must protect confidential information in our possession from disclosure – both information about us and information about other companies and our clients. This includes all confidential memos, notes, lists, records and other documents in your possession, in hard and soft copy. All of these are to be delivered to the company promptly after your employment ceases or at any time upon the company’s request, and your obligation to protect this information continues after you leave the company. You must protect hard and soft copies of confidential information that are removed from the office (e.g. to be worked with at home or at external meetings).

It is also important to use discretion when discussing company business in public places such as elevators, restaurants, and public transportation, or when using your phone or email outside of the office. You should also be careful not to leave confidential information in unattended conference rooms or in public places where others can access it. While at Brookfield, if you become aware of confidential information about the company or another entity that you know or suspect has been inadvertently disclosed, seek guidance from internal legal counsel before using or acting upon this information.

1 These controlled affiliates of Brookfield may adopt this Code or may maintain a separate Code of Business Conduct and Ethics provided the provisions of such policy are consistent with the provisions of this Code.

4

Intellectual property belongs to the company.

During the course of your employment, you may be involved in the creation, development or invention of intellectual property such as concepts, methods, processes, inventions, confidential information and trade secrets, works of authorship, trademarks, service marks and designs. All such intellectual property and the rights therein, such as copyrights and patents, will be owned by the company. You are responsible for cooperating with the company and providing all necessary assistance to ensure that all intellectual property and related rights become the exclusive property of the company.

The documents of the company must be preserved.

It is critical that you help preserve our business records, follow the guidelines set forth in any document retention policies and comply with related legal and regulatory requirements. If you are notified that your documents are relevant to an anticipated or pending litigation, investigation or audit, you must follow the guidance set forth in the notification you receive from legal counsel.

Accuracy of Books and Records and Public Disclosures

Ensure that the books and records of the company are complete and accurate and that all business transactions are properly authorized.

The books and records of the company must reflect all its transactions in order to permit the preparation of accurate financial statements. Employees must never conceal information from (i) an external auditor; (ii) internal audit; or (iii) an audit committee of the company. In addition, it is unlawful for any person to fraudulently influence, coerce, manipulate or mislead an external auditor of the company.

The company’s contracts and agreements govern our business relationships. Because the laws governing contracts and agreements are numerous and complicated we have put in place policies and procedures to ensure that any contract entered into by the company has the appropriate level of approval. As a result, employees who enter into contracts or agreements on behalf of the company must have proper authorization and, prior to their execution, these documents must be reviewed by legal counsel where required by policy or practice.

Ensure that the company provides true, plain and full disclosure.

All employees who are responsible for the preparation of the company’s public disclosures, or who provide information as part of this process, must ensure that disclosures of information are made honestly and accurately. Employees must be aware of and report any of the following: (a) fraud or deliberate errors in the preparation, maintenance, evaluation, review or audit of any financial statement or financial record; (b) deficiencies in, or noncompliance with, internal accounting controls; (c) misrepresentation or false statements in any public disclosure document, such as annual and quarterly reports, prospectuses, information/proxy circulars and press releases; or (d) deviations from full and fair reporting of the company’s financial condition.

Additionally, each person who is in a financial reporting oversight role, and their immediate family members, are prohibited from obtaining any tax or other services from the external auditor, irrespective of whether the company or such person pays for the services.

5

Duties to Stakeholders

Deal fairly with the company’s stakeholders.

You must deal fairly with the company’s securityholders, customers, clients, suppliers, other stakeholders and competitors. To preserve our reputation, do not engage in any illegal or unethical conduct when dealing with stakeholders or competitors.

Exercise extra caution when managing client capital.

As a global asset manager, the company has fiduciary responsibilities in managing the assets of its public and private clients. You must be careful to avoid even the appearance of impropriety when dealing with asset management clients or in performing any related activities. In this regard, you must avoid engaging in any activity that could result in an actual, potential or perceived conflict of interest, and avoid any action that may be perceived as a breach of trust.

A “conflict of interest” for this purpose occurs when the company’s interest interferes, or even appears to interfere, with the interests of third party investors in their capacity as clients of the company.

Communications and Media

Use the company’s various forms of communication properly and appropriately.

All business matters that involve electronic, written communication must be conducted by employees on the company’s email system or through other systems provided by the company (such as Lync). You must at all times use our e-mail, Internet, telephones and other forms of communication appropriately and professionally. While we appreciate the need for limited use of these tools for personal purposes, your use should not be excessive or detract from your work. Employees should not email business information to their personal email accounts or maintain a copy of business information on their personal computers or other non-work electronic devices. When using company-provided technologies such as computers, cell phones and voicemail, you should not expect that the information you send or receive is private. Your activity may be monitored to ensure these resources are used appropriately.

Be cautious in your use of social media.

The company’s social media policy is that, unless you are expressly authorized, you are strictly prohibited from commenting, posting or discussing the company, its customers and clients, and its securities, investments and other business matters on social networks, chat rooms, wikis, virtual worlds and blogs (collectively, “social media”). For further details on the appropriate use of social media, you should refer to the company’s Internet & Social Media Policy.

Do not speak on behalf of the company unless authorized to do so.

As a public company it is important to ensure our communications to the investing public are: (a) timely; (b) full, true and plain; and (c) consistent and broadly disseminated in accordance with all applicable legal and regulatory requirements. You may not make public statements on the company’s behalf unless you have been designated as a “Spokesperson” under the company’s Disclosure Policy. Controlled Affiliates may have their own policies regarding disclosure, and if you are a director or employee at these entities you should comply with such policies. If a shareholder, financial analyst, member of the media or other third party contacts you to request information, even if the request is informal, do not respond to it unless you are authorized to do so. In this event, refer the request to your supervisor or forward the request to an individual at the company employed in investor relations or communications. For further information, see the company’s Disclosure Policy.

6

Additionally, either during or following your employment or directorship at Brookfield you may be contacted by governmental authorities (e.g. law enforcement, securities regulators, etc.) who are seeking information from you regarding matters relating to Brookfield. Whether you are able to respond to these questions or not, we strongly recommend that, for your own protection, you do not speak with authorities without first seeking legal advice on your rights and obligations. In this situation, contact the company’s internal legal counsel who can help you retain counsel that can assist you.

Conflicts of Interest and Personal Behaviour

Avoid situations in which your personal interests conflict with the interests of the company or others as clients of the company.

A “conflict of interest” for this purpose occurs when a person’s private interest interferes, or even appears to interfere, with the interests of the company. You may have a conflict of interest if you are involved in any activity that prevents you from performing your duties to the company properly, or that may create a situation that could affect your judgment or ability to act in the best interests of the company. Accordingly, you should place the company’s interest in any business matter ahead of any personal interest. Remember that the company’s interest includes the company’s fiduciary interest to clients of the company.

The best way to judge whether you may have a conflict of interest is to ask yourself whether a well-informed person would reasonably conclude that your interest could in any way influence your decision or performance in carrying out a duty on behalf of the company. To avoid conflicts of interest, identify potential conflicts when they arise and contact internal legal counsel if you are unsure whether a conflict exists. Directors should consult with the Chair of their Board of Directors on conflicts matters.

Exhibit personal behavior that reinforces a positive image of you and the company.

Your personal behavior, both inside and outside work, should reinforce a positive image of you, the company and its clients. It is essential to use good judgment in all your personal and business dealings. You should refrain from engaging in activities that could hurt the company’s reputation, or yours, and that could undermine the relationship of trust between you and the company. Employees who have acted inappropriately may be subject to disciplinary action up to and including termination for cause.

Remember your duties to Brookfield when participating in outside interests.

The company encourages directors and employees to be active participants in their community. While pursuing personal, political or not-for-profit activities, be mindful that your participation in any outside interest must not prevent you from adequately discharging your duties to Brookfield. In addition, ensure that when you are involved in these activities you are not seen to be speaking on behalf of the company.

7

Obtain permission before joining the board of directors or similar body of another entity.

Before accepting an appointment to the board or a committee of any non-Brookfield entity, employees must receive approval from the head of their business unit and the company’s internal legal counsel. Directors of the company must advise the Chair of their Board of Directors. Prior approval is not required to serve on boards of charities or nonprofit organizations or small, private family holding companies that have no relation to the company.

For greater clarity, approval is not needed to serve on the board of a family holding company which is an extension of one’s personal business affairs; however, it is needed to serve on the board of a private operating business with significant operations. When in doubt as to whether you need to obtain permission, ask the company’s internal legal counsel.

Do not take corporate opportunities as your own personal opportunities.

You are prohibited from taking personal advantage of a business or investment opportunity that you become aware of through your work at Brookfield. You owe a duty to the company to advance its interests when the opportunity arises and you must not compete with the company in any way.

Positive Work Environment

Be committed to creating a tolerant work environment free from discrimination2 and harassment3.

The company does not tolerate workplace discrimination and harassment. All directors, officers and employees must ensure that the company is a safe and respectful environment where high value is placed on equity, fairness and dignity.

You have a duty to report discrimination and harassment.

If you experience or become aware of discrimination or harassment, you have a duty to report it. An employee should report discrimination in accordance with the “Reports and Complaints” section of the Code. Complaints of discrimination or harassment will be taken seriously and investigated. Any employee found to be harassing or discriminating against another individual, or any employee who knowingly condones the discrimination or harassment of another individual, will be subject to disciplinary action up to and including termination for cause.

The company reserves the right to discipline employees who knowingly make a false accusation about an innocent party; however, you will not face retaliation for making a good faith report, or assisting in the investigation of a complaint.

2 “Discrimination” is the denial of opportunity through differential treatment of an individual or group. It does not matter whether the discrimination is intentional; it is the effect of the behaviour that matters. Discrimination on the basis of age, colour, race, religion, gender, marital status, ancestry, sexual orientation, national origin, disability or any other characteristic protected by law is prohibited.

3 “Harassment” generally means offensive verbal or physical conduct that singles out a person to the detriment or objection of that person. Harassment covers a wide range of conduct, from direct requests of a sexual nature to insults, disparaging remarks, offensive jokes or slurs. Harassment may occur in a variety of ways and may, in some circumstances, be unintentional. Regardless of intent, all harassment negatively affects individual work performance and our workplace as a whole, and is not tolerated.

8

Be committed to ensuring the health and safety of fellow directors, officers and employees.

We all have the right to work in an environment that is safe and healthy. In this regard, employees must:

a.	comply strictly with all occupational, health and safety laws and internal procedures;
b.	not engage in illegal or dangerous behaviour, including any acts or threats of violence;
c.	not possess, distribute or be under the influence of illicit drugs while on company premises or when conducting company business; and
d.	not possess or use weapons or firearms or any type of combustible material in the company’s facilities, or at company-sponsored functions.

If you or someone you know is in immediate danger of serious bodily harm, first call local law enforcement authorities and then report the incident in accordance with the “Reports and Complaints” section of the Code.

Protect private personal information.

While at Brookfield, you may provide sensitive personal, medical and financial information. Those with access to this information have an obligation to protect it, and use it only to the extent necessary to do their work. Common examples of confidential employee information include: benefits information; compensation information; medical records; and contact information, such as a home address.

Compliance with Laws, Rules, Regulations and Policies

Know and comply with all laws, rules, regulations and policies applicable to your position.

Many of the company’s activities are governed by laws, rules, regulations and policies that are subject to change. If you have questions about the applicability or interpretation of certain laws, rules, regulations or policies relevant to your duties at Brookfield you should consult with the company’s internal legal counsel. In the event a local law, custom or practice conflicts with the Code you must adhere to whichever is most stringent. If you know of any of our practices that may be illegal, you have a duty to report it. Ignorance of the law is not, in general, a defense to breaking the law. We expect you to make every reasonable effort to become familiar with the laws, rules, regulations and policies affecting your activities and to comply with them. If you have any doubts as to the applicability or interpretation of any of the above, you should obtain advice from the company’s internal legal counsel.

Do not trade in the company’s securities and in any other publicly-traded securities if you possess material non-public information

While at Brookfield, you may have access to or become aware of material non-public information, either about Brookfield Asset Management, a Controlled Affiliate or an unrelated publicly-traded entity. You must not use this information to gain a financial advantage for yourself or others, either by way of making a trade for yourself, “tipping” others on the information, or otherwise. Doing so is not only a violation of the Code that will result in immediate termination for cause, but is also a serious violation of securities laws and will expose any individuals involved to potential civil and criminal prosecution.

Prohibitions on trading in Brookfield securities may apply when a Brookfield entity is in a quarterly blackout period relating to the release of its earnings, or when it is in a special blackout period. Information on blackout periods can be obtained via the company’s intranet.

9

If you have questions about securities laws or the company’s internal trading policies and procedures, contact the company’s internal legal counsel or refer to the company’s Personal Trading Policy.

Depending on your role at the company, you may have to pre-clear trades or avoid trading altogether.

All employees (and their family members) who are physically situated in a Brookfield Asset Management corporate head office (Toronto, Canada, New York, USA, London, UK, Rio de Janeiro, Brazil, Sydney, Australia, Dubai, UAE, Hong Kong and Mumbai, India) must pre-clear trades in both Brookfield and non-Brookfield securities and receive prior approval from the company before executing any trade. All non-employee directors must pre-clear trades in Brookfield securities only for themselves and their family members.

Employees who are actively involved in recommending or making investment decisions on an ongoing basis, and their family members, are prohibited from making personal trades in any non-Brookfield securities. Such persons must delegate their trades in non-Brookfield securities to a blind trust or a third party financial advisor who has full discretion over investment decisions. For more information on personal trading refer to the company’s Personal Trading Policy.

Do not give or receive bribes, including “facilitation payments”.

We value our reputation for conducting business with honesty and integrity. It is vital for us to maintain this reputation as it generates confidence in our business by our stakeholders, which ultimately means it is good for business. We do not pay bribes in furtherance of our business, either directly or indirectly, and you are not permitted to pay bribes on our behalf or authorize others to pay bribes on our behalf. This commitment comes from the highest levels of management and you must meet this standard. Facilitation payments4 are also a form of bribe, and are therefore, not permitted. Refer to the company’s Anti-Bribery and Corruption Policy for further details.

The giving or receiving of gifts and entertainment should be proportionate and reasonable for the circumstances.

Gifts and entertainment given to or received from persons who have a business relationship with the company are generally acceptable, if the gift or entertainment is modest in value, appropriate to the business relationship, and does not create an appearance of impropriety. No cash payments should be given or received. In addition, gifts should not be given to or received from public officials. Employees who do not comply with these requirements may be required to reimburse the company for the value of any gifts or benefits they receive on behalf of the company. Refer to the company’s Anti-Bribery and Corruption Policy for further details.

There may be restrictions on your political donations to candidates and political parties.

To ensure that we do not breach the law regarding political donations in any country, all political donations, no matter how small, made on behalf of the company (directly or indirectly) must be approved in advance by the person(s) designated to approve such donations. Political donations made by individuals on their own behalf should comply with local laws and regulations. In the U.S., various federal, state, and municipal laws and regulations impose specific restrictions and rules with respect to political contributions, both those made on behalf of the company or made by individuals on their own behalf, which can carry significant penalties for the company for violations. The company’s U.S. Political Contributions Policy should be consulted and adhered to before making any political contributions in the U.S. on behalf of the company or by individuals on their own behalf.

4 Facilitation payments are small payments made to secure or speed up routine actions or otherwise induce public officials or other third parties to perform routine functions they are otherwise obligated to perform, such as issuing permits, approving immigration documents or releasing goods held in customs. This does not include legally required administrative fees or fees to fast-track services.

10

We must prevent the use of our operations for money laundering or any activity that facilitates money laundering, the financing of terrorism, or other criminal activities.

The company is strongly committed to preventing the use of its operations for money laundering, the financing of terrorism, or other criminal activities and will take appropriate actions to comply with applicable anti-money laundering laws. Jurisdictions may publish lists of individuals and organizations that the company is prohibited from accepting funds from or distributing funds to under applicable anti-money laundering laws. Employees are expected to use reasonable care to verify that counterparties are not owned or controlled by, or acting on behalf of, sanctioned governments, groups, individuals or others. This includes requiring counterparties to make anti-money laundering representations in documents with the company, which internal legal counsel can provide upon request. Each of the company’s business units is responsible for developing and implementing an anti-money laundering and economic sanctions compliance program, with a view to managing the risks of their business in this area.

Reports and Complaints

You are strongly encouraged to make good faith reports and complaints.

Internal reporting is critical to the company’s success, and it is both expected and valued. You are required to be proactive and promptly report any suspected violations of the Code, or any illegal or unethical behavior that you become aware of. When making a report, please include specific details and back-up documentation where feasible in order to permit adequate investigation of the concern or conduct reported. Vague, nonspecific or unsupported allegations are inherently more difficult to pursue.

Employees should report violations of the Code to their supervisor, since their supervisor is generally in the best position to resolve the issue. Alternatively, you may contact the company’s internal legal counsel to report potential Code violations, or if you have any specific or general questions. Directors should promptly report violations to the Chair of their Board of Directors.

In the event you do not want to report violations to your supervisor or internal legal counsel, you can always report a complaint through the company’s reporting hotline.

Our reporting hotline (the “Reporting Hotline”) is managed by an independent third party called the Network. The Reporting Hotline allows anyone to call anonymously (if they so choose) to report suspected unethical, illegal or unsafe behaviour in English and other languages. The Reporting Hotline is available toll-free, 24 hours a day, 7 days a week. Refer to the “Contact Information” section of the Code for the Reporting Hotline phone numbers by jurisdiction

Complaints will be kept confidential and will be dealt with appropriately.

The confidentiality of reported violations will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review and subject to applicable law. We would prefer that you identify yourself to facilitate our investigation of any report; however, if you do not feel comfortable doing so you can make an anonymous report, as noted previously.

11

The party receiving the complaint must record its receipt, document how the situation was dealt with and file a report with internal audit, which will be retained for the record. The Chief Internal Auditor will report all illegal and unethical conduct in violation of the Code to the appropriate Brookfield Board of Directors, or a committee thereof, and externally in accordance with applicable laws.

You will not experience retribution or retaliation for a complaint made in “good faith”.

No retribution or retaliation will be taken against any person who has filed a report based on the reasonable good faith belief that a violation of the Code has occurred or may in the future occur; however, making a report does not necessarily absolve you (if you are involved) or anyone else of the breach or suspected breach of the Code. The company reserves the right to discipline you if you provide false information or make an accusation you know to be untrue. This does not mean that the information that you provide has to be correct, but it does mean that you must reasonably believe that the information is truthful and demonstrates a possible violation of the Code. If you believe that you have been unfairly or unlawfully retaliated against, you may file a complaint with your supervisor or the company’s internal legal counsel, or by calling the Reporting Hotline.

Disciplinary Action for Code Violations

We will impose discipline for each Code violation that fits the nature and particular facts of the violation. Depending on the nature of the violation you may be disciplined up to and including immediate termination for cause and, if warranted, legal proceedings may be brought against you.

Statement of Compliance

Upon joining Brookfield, each director, officer and employee will be provided with a copy of the Code and required to sign an acknowledgement. Each director, officer and employee will also be required to re-certify compliance with the Code on an annual basis. Annual execution of a Statement of Compliance with the Code shall be a condition of your continued directorship or employment with the company.

Waivers

A waiver of the Code will be granted only in very exceptional circumstances. A Code waiver for Brookfield Asset Management’s employees, other than Brookfield Asset Management’s senior managing partners (“SMPs”), must be approved by the CEO. A Code waiver for Brookfield Asset Management’s Board of Directors or the SMPs must be approved by the Chair of the Board. A Code waiver for a director, officer or employee of a Controlled Affiliate may granted in accordance with the policies of the Controlled Affiliate, as consistent with the Code.

Amendments

Brookfield Asset Management’s Board of Directors reviews and approves the Code on at least an annual basis and is ultimately responsible for monitoring compliance with the Code.

12

CONTACT INFORMATION

Reporting Hotline

North America - 800-665-0831 Australia - 1800-152-863 Brazil - 0800-891-3867 China – 400-880-1042 Colombia – 01800-011-0149 France - 0800-91-2964 Hong Kong – 800-960-631 Ireland – 1800-946-551

Japan – 012-099-3307

Mexico – 01800-436-0065

New Zealand – 0800-443-938

Singapore – 1800-622-7248

South Korea – 0809-080-0895

Spain – 900-810-305

Switzerland – 0800-225-163

United Kingdom - 0808-234-2210

Two-Stage Dialing:

India – 000-117, then 800-795-2716

Peru – 0-800-70-088, 0-800-50-000 or 0-800-50-288, then 800-795-2716

United Arab Emirates - 8000-021, 8000-051 or 8000-061, then 800-795-2716

Collect Worldwide – 770-613-6339

Online – www.reportlineweb.com/Brookfield

Internal Contacts – Brookfield Office Properties Inc.

Internal Legal Counsel Michelle Campbell Vice President, Counsel 250 Vesey Street, 15th Floor New York, New York 10281 Email: michelle.campbell@brookfield.com Telephone: (212) 417-7514	Chief Executive Officer Dennis H. Friedrich 250 Vesey Street, 15th Floor New York, New York 10281 Email: dennis.friedrich@brookfield.com Telephone: (212) 417-7000

Chief Internal Auditor Richard Maingot Brookfield Place, Suite 181 Bay Street, Suite 300 Toronto, Ontario M5J 2T3 Email: richard.maingot@brookfield.com Telephone: (416) 369-2741	Chair of the Board Robert L. Stelzl 250 Vesey Street, 15th Floor New York, New York 10281 Telephone: (212) 417-7000

Legal Notice

The company reserves the right to modify, suspend or revoke the Code and any related policies, procedures, and programs at any time. The company also reserves the right to interpret and amend the Code and these policies in its sole discretion. Any amendments to the Code will be disclosed and reported as required by applicable law.

The company employs unionized employees. If the Code conflicts with a collective bargaining agreement governing the wages and/or conditions of employment for unionized employees, the collective bargaining agreement will prevail; if a collective bargaining agreement is silent with respect to an area addressed in the Code, or if the Code supplements a collective bargaining agreement, unionized employees are expected to abide by the Code.

Neither the Code, nor any of the policies referred to herein, confer any rights, privileges or benefits on any employee, create an entitlement to continued employment at the company, establish conditions of employment for the employee, or create an express or implied contract of any kind between employees and the company. In addition, the Code does not modify the employment relationship between employees and the company.

The Code is posted on our website and intranet. The version of the Code on our website and intranet may be more current and supersedes any paper copies, should there be any discrepancy between paper copies and what is posted online.

13

SCHEDULE A

BROOKFIELD ASSET MANAGEMENT

Code of Business Conduct and Ethics Statement of Compliance

All directors, officers and employees must complete this Statement of Compliance or certify the company’s electronic Statement of Compliance through the company’s web-based compliance program.

I have received, reviewed and understand the Code of Business Conduct and Ethics (the “Code”) of Brookfield Asset Management Inc. (the “company”) for directors, officers and employees.

I hereby agree to comply with the Code, including its provisions for nondisclosure of information both during and after appointment or employment.

To the best of my knowledge, I am not involved in any situation that conflicts or might appear to conflict with the Code.

I also agree to notify my supervisor, the Chief Internal Auditor of the company, or in the case of directors, the Chair of the company’s Board of Directors, immediately of any change that might adversely affect my compliance with the Code.

Name:
(Please print)
Company:
Position Title:
Branch/Department:
Location:
Date and Signature:
	(mm/dd/yy)	(Signature)

Code of Business Conduct and Ethics – February 2015	A1

Annex E

PERSONAL TRADING POLICY

February 2015

APPENDICES

Appendix A – Legal and Compliance Contact Information	A-1
Appendix B – Associated Companies and Entities	B-1
Appendix C – Insider Reporting Guidelines	C-1
Appendix D – Reportable Accounts	D-1

Personal Trading Policy – February 2015	i

INTRODUCTION

This Personal Trading Policy (“this Policy”) applies to all directors, officers, and employees of Brookfield Asset Management Inc. (“Brookfield”), its wholly-owned subsidiaries, and certain publicly-traded controlled affiliates1 (Brookfield Infrastructure Partners LP, Brookfield Property Partners LP and Brookfield Renewable Energy Partners LP) (“Controlled Affiliates”, and collectively with Brookfield and its wholly-owned subsidiaries, “we”, “us”, “our” or the “Company”).

Note that the activities of your spouse, partner and family members who live in the same dwelling as you (collectively, “Family Members”) are also subject to the restrictions set out in this Policy. You are responsible for ensuring compliance by your Family Members.

The objective of this Policy is to provide guidance on when it is permissible for directors, officers, and employees of the Company to trade in securities2 for their personal accounts, when such actions are prohibited, and the protocol to be followed when personal trading is conducted. In all cases, this Policy is designed with a view to avoid the risk of situations arising whereby you and/or the Company could be harmed through damaged reputation or legal action.

For the purposes of this Policy, your personal trading activities are considered to include your own trading activities and those of your Family Members, as well as activities in any other account(s) over which you and/or your Family Members have trading authority or exercise similar influence other than in the course of employment (e.g. this Policy applies to your activities as the treasurer or investment officer of a charitable organization or foundation or acting as an informal investment advisor for relatives, friends or investment clubs).

This Policy applies not only during the course of your tenure with the Company, but also after the completion or termination of such service to the extent that you possess material non-public information (as defined below) at the time such service is completed.

If you have questions regarding the application of this Policy or about the best course of action in a particular situation, you should seek guidance from the Company’s internal legal counsel or compliance department (See Appendix A).

CONSEQUENCES OF NON-COMPLIANCE

As is the case with policies of this nature, it is important to use common sense. If a securities trade becomes the subject of scrutiny, it will be viewed after the fact with the benefit of hindsight and may expose you to the risk that the trade was improper, either because a real or perceived conflict of interest existed, the trade violated securities laws, or otherwise. Before engaging in any trade, you should carefully consider how the trade may be construed with the benefit of hindsight.

1 These controlled affiliates of Brookfield may adopt this Policy or may maintain separate personal trading policies provided the provisions of such policies are consistent with the provisions of this Policy.

2 “Securities” include, but are not limited to, common shares, preferred shares, notes, bonds, convertible securities, derivatives, and partnership and fund units.

Personal Trading Policy – February 2015	1

Violations of this Policy can have severe consequences.

If you (or a Family Member) trade contrary to what is permitted in this Policy, or fail to pre-clear a trade when required, you may be asked to cancel or reverse the trade and/or your trading privileges may be suspended for a specified amount of time. If required to reverse or cancel a trade, you (or a Family Member), would be responsible for any trading losses, while the Company reserves the right to compel you (or a Family Member) to forfeit any trading gains to the Company. A trading violation could also result in disciplinary action up to and including dismissal for cause, depending upon the severity of the violation.

Additionally, the criminal and civil consequences of violating securities laws (see page 3), such as the prohibitions on insider trading and “tipping”, or a failure to file an insider report on a timely basis, can be severe and may include sanctions, substantial jail terms and penalties of several times the amount of profits gained or losses avoided. The Company’s policy is that its directors, officers and employees must comply with all securities laws, so in addition to the legal consequences associated with breaching securities laws, the Company reserves the right to take its own actions.

For your protection, the Company strongly encourages you and your Family Members to have your personal financial investments managed through blind trusts or by third party professional financial advisors who have full discretion over the investment decisions for the account.

APPLICATION OF THIS POLICY

Directors, officers and employees of the Company are required to conduct personal trading activities in compliance with securities laws, Brookfield’s Code of Business Conduct and Ethics and this Policy.

This Policy is broadly divided into three parts:

Part I – requirements for all directors, officers and employees of the Company

Part II - requirements for directors (in addition to Part I); and

Part III - requirements for certain designated officers and employees, collectively known as “Covered Persons” (in addition to Part I).

There are three types of Covered Persons: Access Persons, Investment Access Persons and Insiders:

•	“Access Persons” – means individuals who are categorized as such based on the definition of such term in the Brookfield Asset Management Private Institutional Capital Group Investment Adviser Compliance Manual, as may be amended from time to time. Access Persons are categorized as such by the Company in its sole discretion. If you are designated an Access Person, the Company will advise you of this;

•	“Investment Access Persons” – means a subset of Access Persons who are actively involved in recommending or making investment decisions on an ongoing basis (e.g. investment team, Investment Committee). Investment Access Persons are categorized as such by the Company in its sole discretion. If you are designated an Investment Access Person, the Company will advise you of this; and

Personal Trading Policy – February 2015	2

•	“Insiders” – means employees who are not Access Persons but, in connection with their duties or as a result of physical location, have access to or are able to obtain material non-public information concerning investment activities of the Company. Insiders include all non-Access Person employees physically located in one of the Company’s global head offices. Please refer to the Brookfield website for the current list of global head offices.

The Company’s compliance department maintains a list of all Access Persons and Investment Access Persons. The Company’s legal department maintains a list of all Insiders. If you have any questions regarding your designation or which rules apply to you, you should seek guidance from the Company’s internal legal counsel or compliance department.

COMMUNICATION AND REPORTING

Upon joining the Company, you will be provided with a copy of this Policy and will be asked to certify compliance with this Policy on an annual basis. You may also have ongoing internal or external reporting obligations, as noted in this Policy.

PART I – GENERAL RULES APPLICABLE TO ALL DIRECTORS, OFFICERS AND EMPLOYEES

1.	Securities Laws

a)	Insider Trading

As a rule, if you have “material” “non-public” information about any entity, and if you directly or indirectly through any person acting on your behalf, buy or sell securities of that entity before the information is public or no longer material, then you will have violated securities laws. Such trades are therefore not permitted under this Policy.

Information about an entity is “material” if a reasonable investor would consider the information important when deciding to buy, sell or hold that entity’s securities.

Information is “non-public” until it has been generally disclosed and adequate time has passed for the securities markets to digest the information.

Common examples of material non-public information include: (i) advance notice of changes in senior management; (ii) unannounced mergers or acquisitions; (iii) significant pending or threatened litigation; and (iv) non-public financial results.

If you are not sure whether information is material or non-public, consult with the Company’s internal legal counsel or compliance department for guidance before engaging in a transaction.

b)	Tipping

“Tipping” arises when you disclose material non-public information about any publicly-traded entity to another person and that person either: (i) trades in a security related to the information that you provided; or (ii) provides the information to a third person who then makes a trade in a related security. Tipping is a violation of law, even if you do not personally make a trade or otherwise benefit from disclosing the information. You are prohibited from disclosing material non-public information to others outside the Company, including relatives and friends. You should also refrain from discussing material non-public information with others within the Company unless they have a business need to know this information.

Personal Trading Policy – February 2015	3

c)	Trading Advice

If you have material non-public information about the Company or an entity with which the Company does business, or may do business with, or the Company has invested in, you are not permitted to give trading advice of any kind to anyone outside the Company, including relatives or friends, while in possession of that information.

d)	Other Prohibited Transactions

•	Hedging Transactions – You are prohibited from selling short public securities issued by Brookfield and its affiliates, including but not limited to securities of the issuers listed in Appendix B (“Brookfield Securities”), or buying or selling call or put options or other derivatives in respect of Brookfield Securities. You are also prohibited from entering into other transactions which have the effect of hedging the economic value of any direct or indirect interests in the Company’s common equity. This prohibition includes your participation in the Company’s long-term stock ownership plans unless such transactions are executed and disclosed in full compliance with all applicable regulations and have been previously approved by either the CEO or CFO of Brookfield (or, in the case of the securities of a Controlled Affiliate, the CEO or CFO of such affiliate), and if such officers deem appropriate, the Governance and Nominating Committee of the Board.

•	Short-term Trading – You may not purchase or sell Brookfield Securities with the intention of reselling or buying them back in a relatively short period of time in the expectation of a rise or fall in the market price of the securities (as opposed to purchasing or selling Brookfield Securities as part of a long term investment program). Once purchased, a Brookfield Security must be held for at least 90 days from the date of the trade unless acquired pursuant to the exercise of rights under a stock option plan. Similarly, once sold, a Brookfield Security must not be repurchased for at least 90 days from the date of the trade unless acquired pursuant to a grant under an executive compensation plan.

•	Pledging of Securities – Brookfield Securities must not be pledged as collateral for a loan unless such transactions are executed and disclosed in full compliance with all applicable regulations and have been previously approved by either the CEO or CFO of Brookfield (or, in the case of the securities of a Controlled Affiliate, the CEO or CFO of such affiliate), and if such officers deem appropriate, the Governance and Nominating Committee of the Board.

•	“Phantom” Stock Options – The Company may, from time to time, establish so-called “phantom” option plans, where an individual may be eligible to receive a cash bonus based on the value of a stated number of the Company’s securities at any specified period of time. No individual may exercise entitlements under a “phantom” stock option plan during a blackout period.

Personal Trading Policy – February 2015	4

•	“Deferred Share Units” / “Restricted Share Units” – Although Deferred Share Units and Restricted Share Units of the Company (collectively, “Units”) are not technically securities, for reputational reasons Units are subject to all the same restrictions as the Company’s securities. Therefore, no individual may hedge against their Units or pledge their Units as collateral for a loan without the approval of the CEO or CFO of Brookfield (or, in the case of the securities of a Controlled Affiliate, the CEO or CFO of such affiliate). Additionally, ordinarily Units are valued for cash payment on the date an individual leaves the Company; however, Units will not be valued for cash payment while the Company associated with the Units is in a blackout period.

2.	Insider Reporting

Certain directors, officers and employees of the Company may be considered “reporting insiders” under applicable securities laws (“Reporting Insiders”) and are required to file insider reports. In general, Reporting Insiders are persons who hold certain Company positions and those persons who both: (i) receive or have access, in the ordinary course, to material non-public information about the Company; and (ii) have the ability to exercise, directly or indirectly, significant power or influence over the business, operations, capital or development of the Company. This would generally include the boards of directors of our public entities and their CEO, CFO, Chief Operating Officer and others with similar levels of authority. Internal legal counsel maintains a list of all individuals who are considered Reporting Insiders for Brookfield and any Controlled Affiliates.

If you fall within the definition of a Reporting Insider, you must ensure that you comply with any applicable insider reporting requirements in respect of transactions in Brookfield Securities. A description of the relevant insider reporting guidelines is set out in Appendix C.

PART II – ADDITIONAL RULES APPLICABLE TO DIRECTORS

Transactions by non-employee directors and their Family Members in Brookfield Securities are permitted, provided that all such trades in Brookfield Securities do not occur during any applicable blackout periods and are “pre-cleared”. To pre-clear a trade in a Brookfield Security, a director must e-mail and receive approval from internal legal counsel. Approved transactions must be executed by the end of the second business day following the receipt of such approval. Internal legal counsel will determine whether a trade in a Brookfield Security requires an insider report to be filed, in which case the director will file an insider report in accordance with the guidelines set forth on Appendix C.

Transactions in any securities other than Brookfield Securities are permitted without restriction for non-employee directors and these transactions do not need to be pre-cleared with the Company.

However, a director may, in the course of his or her directorship with Brookfield or its affiliates, come into contact with material non-public information regarding entities other than Brookfield and its affiliates, and it is incumbent upon the director to take due caution in their personal trading in such situations to ensure no securities laws are breached. A director should consult with the Company’s internal legal counsel if he or she encounters such situations.

Personal Trading Policy – February 2015	5

PART III – ADDITIONAL RULES APPLICABLE TO COVERED PERSONS

1.	Personal Trading

The following additional rules govern the personal trading of all Covered Persons:

a)	Blind Trusts / Discretionary Accounts

All Covered Persons and their Family Members are permitted to enter into securities trades and are exempt from the pre-clearance obligations of this Policy if they are:

•	done in a blind trust (i.e., a trust in which you (and/or a Family Member) are a beneficiary but for which you do not receive any reporting and have no knowledge regarding investments); or

•	done in accounts managed on your (and/or a Family Member’s) behalf by a third party financial advisor who has full discretion over investment decisions and for which no trading instructions are given other than customary general client investment objectives and similar information.

Reporting Insiders may not hold Brookfield Securities in blind trusts or accounts managed on their behalf by a third party financial advisor, due to insider reporting requirements.

b)	Permitted Securities

Transactions by Covered Persons and their Family Members in the following types of securities (“Permitted Securities”) are exempt from the pre-clearance requirements of this Policy, provided that such securities are not convertible, exchangeable or exercisable for or into Marketable Securities (as defined below):

•	government securities, foreign or domestic;
•	short-term instruments, such as certificates of deposit (“CDs”) and guaranteed investment certificates, of financial intermediaries including life insurance companies and banks where these instruments are purchased for holding to maturity;
•	bankers acceptances, bank CDs, repurchase agreements or commercial paper of non-financial institutions with a maturity of 180 days or less where these instruments are purchased for holding to maturity;
•	purchases under DRIPs (discretionary DRIPs or stock purchase programs, however, must be pre-cleared in accordance with this Policy);
•	open-end mutual funds (or the equivalent, including funds of funds);
•	closed-end mutual funds;
•	exchange-traded funds or “ETFs” (i.e., Holders, iShares, OPALS);
•	non-equity options (i.e., index funds);
•	foreign exchange securities (i.e., currency forwards);
•	commodity futures (i.e., oil, corn and sugar); and
•	insurance products in which underlying investment options are open-end mutual funds or ETFs.

Personal Trading Policy – February 2015	6

2.	Brookfield Securities

a)	Trading in Brookfield Securities

Transactions by Covered Persons (and their Family Members) in Brookfield Securities are permitted, provided that all such trades in Brookfield Securities do not occur during any applicable blackout periods and are “pre-cleared”. If a Covered Person wishes to execute an order in Brookfield Securities, they must submit a request for pre-clearance through the Company’s automated trade approval system. Approved transactions must be executed by the end of the second business day following the receipt of such approval.

This Policy only applies to actual trades in Brookfield Securities. Pre-clearance and receipt of pre-approval for the exercise of stock options into Brookfield Securities by a Covered Person are outside the scope of this Policy. Rather these types of trades are governed by the Company’s stock option exercise procedures.

Specific approval is also not required for transactions in either Brookfield Securities that are: (i) non-volitional in nature, including mergers, recapitalizations, distributions-in-kind or similar transactions; or (ii) purchases that are part of a DRIP.

b)	Trading Blackout Periods in Brookfield Securities

Covered Persons and directors are not permitted to, directly or indirectly through any person acting on their behalf, buy or sell securities of the Company during a trading blackout period. Regular trading blackout periods generally commence at the close of business on the last business day of a quarter and end on the beginning of the first business day following the earnings call discussing the quarterly results.

Also, from time to time, other types of material non-public information regarding the Company (such as negotiations of mergers, acquisitions or dispositions) may be pending and not publicly disclosed. While such information is pending, special blackout periods may also be imposed on Covered Persons and directors. When the Company imposes a special trading blackout on a security, no Covered Person or director is permitted to trade in the blacked out security until the restriction has been lifted. Consult internal legal counsel or the compliance department for information on whether a blackout is in effect on one of the Company’s securities.

The prohibition on trading during a blackout period also applies to any securities issued pursuant to the Company’s automatic dividend reinvestment plan (“DRIP”). Covered Persons and directors may not make any election under the DRIP during a blackout period, including an election to enter into the DRIP or exit the DRIP. Covered Persons and directors seeking to participate in the DRIP must elect to enter into the DRIP during a non-blackout period and may only elect to exit the DRIP during a non-blackout period.

Although Covered Persons are prohibited from exercising stock options for cash during a blackout period, they are not prohibited from exercising stock options during a blackout period if such exercise results in them owning Company securities, since the “strike price” does not vary with the market but is fixed by the terms of the option agreement or the plan. Upon the acquisition of such securities, Covered Persons would then be subject to the applicable blackout period. Notwithstanding the foregoing, Reporting Insiders may not exercise options during a blackout period for reputational reasons.

Personal Trading Policy – February 2015	7

In certain very limited circumstances, Covered Persons and/or directors may be permitted to sell Company securities directly to the Company (or a Company entity, as applicable) during a blackout period, subject to a limitation that the price is not greater than the average closing price over the preceding 20 trading days, or to otherwise trade in such securities during a blackout period. These transactions will be permitted only in special circumstances and must be approved in advance by either the CEO or CFO of Brookfield (or, in the case of the securities of a Controlled Affiliate, the CEO or CFO of such affiliate).

3.	Marketable Securities

All securities that are not: (i) Permitted Securities, or (ii) Brookfield Securities, are by definition “Marketable Securities”. Marketable Securities include, among others, stocks, warrants, rights, options, and corporate bonds and debentures.

The following additional rules govern the personal trading of Investment Access Persons, Access Persons and Insiders, respectively, in Marketable Securities:

a)	Investment Access Persons

Effective March 2, 2015, Investment Access Persons and their Family Members3 are prohibited from conducting personal securities transactions in Marketable Securities at any time.

Investment Access Persons and their Family Members must delegate any such activity to: (i) a blind trust; or (ii) a professional third party financial advisor who has full discretion over investment decisions and for which no trading instructions are given other than customary general client investment objectives and similar information.

An Investment Access Person may contact Brookfield’s compliance department to request an exemption on behalf of his or her Family Member(s) only to permit such Family Member(s) to trade in Marketable Securities, which, if granted, will be noted in the Investment Access Person’s file. The Company reserves the right not to approve an exemption request.

The following is a non-exhaustive list of factors that will be considered in determining whether to grant an exemption:

(a)	A Family Member is employed or otherwise affiliated with an issuer of Marketable Securities (e.g. a Family Member is employed by a bank and seeks to trade in securities issued by the bank or its affiliates).

3 A Family Member whose primary occupation is in professional investment management or securities trading is permitted to trade if he or she is conducting such transactions on behalf of non-Family Member third parties (alongside a limited amount of the Family Member’s own funds) in such capacity and is not subject to the preclearance or reporting requirements of this Policy.

Personal Trading Policy – February 2015	8

(b)	A Family Member invests his or her funds in Marketable Securities for themselves as the primary source of his or her income, or on behalf of others (e.g., the spouse of an Investment Access Person is involved with managing his or her parents’ estate).

In receiving an exemption, an Investment Access Person will be required to certify periodically to the Company that the Investment Access Person: (i) has not shared any securities information with the Family Member trading in Marketable Securities; and (ii) has no involvement in the trading of Marketable Securities by the Family Member.

In the event that an exemption is granted under (b) above, an Investment Access Person must pre-clear all personal trades in Marketable Securities made by an exempt Family Member and provide copies of account statements for the accounts in which such trades are made. Approved transactions must be executed by the end of the second business day following the receipt of such approval. Securities in connection with an initial public offering or private placement also require pre-clearance, approval for which will be granted or denied within 24 hours of the request being submitted and may involve an additional request for information from Brookfield’s internal legal counsel or compliance department.

Investment Access Persons and/or their Family Members may have ownership positions in Marketable Securities that predate March 2, 2015, joining the Company, and/or becoming an Investment Access Person. In addition, subsequent to March 2, 2015, Investment Access Persons and/or their Family Members may receive gifts or bequests of Marketable Securities. All such holdings of Marketable Securities must be disclosed to the compliance department as soon as practicable, if they have not been disclosed already, so that they may be recorded as grandfathered Marketable Securities. Should the Investment Access Person or a Family Member want to sell one of these grandfathered Marketable Securities, pre-clearance approval must be sought through the Company’s automated trade approval system. Approved transactions must be executed by the end of the second business day following the receipt of such approval.

b)	Access Persons / Insiders

Transactions in Marketable Securities may be permitted for Insiders and Access Persons (and their Family Members) who are not Investment Access Persons in certain instances. To transact in Marketable Securities, an Insider or Access Person must submit a request for pre-clearance (either on their own behalf or on behalf of a Family Member) through the Company’s automated trade approval system. In addition, Insiders and Access Persons (and their Family Members) may not purchase securities in connection with an initial public offering or private placement without first seeking pre-clearance through the Company’s automated trade approval system.

A trade request will be approved or denied within 24 hours of the request being submitted and additional information may be required by the Company’s internal legal counsel or compliance department prior to a decision being made. Approved transactions must be executed by the end of the second business day following receipt of approval. (e.g., if a trade request is approved on a Monday then the trade must be executed by close of business on Wednesday)

As with Brookfield Securities, specific approval is not required for transactions in Marketable Securities that are: (i) non-volitional in nature, including mergers, recapitalizations, distributions-in-kind or similar transactions; or (ii) purchases that are part of a DRIP.

Personal Trading Policy – February 2015	9

In certain situations, including where there is a conflict or perceived conflict between positions held or being acquired by the Company and those held by any Covered Person (or their Family Member), the Covered Person (or Family Member) who holds Marketable Securities may not be permitted to sell a security when pre-clearance for the sale is requested. When this is the case, such restriction could be in place for an indeterminate period of time. In the event a restriction is in place, the Company is not responsible for any losses that may be incurred by the delay.

4.	Internal Reporting Obligations

a)	Blind Trusts / Discretionary Accounts

All Covered Persons and their Family Members are exempt from internal reporting obligations of this Policy if they are done in a blind trust or accounts managed by a third party financial advisor who has full discretion over investment decisions and for which no trading instructions are given other than customary general client investment objectives and similar information.

However, if requested by Brookfield’s compliance department, Covered Persons (and their Family Members) must identify and provide account statements within 10 days of such request.

b)	Other Accounts

Access Persons are required to identify all of their Reportable Accounts (as defined in Appendix D) on the Company’s automated trade approval system so that trading activities in those accounts can be monitored and the Company can ensure that an Access Person has made trades in Brookfield Securities in accordance with this Policy, and that no trades have been made in Marketable Securities unless an exemption has been granted.

Access Persons must identify their Reportable Accounts within 10 days of being notified of such designation. Statements for each Reportable Account must be provided to the compliance department initially when an individual becomes an Access Person, and on an ongoing basis within 30 days of the quarter. Access Persons are required to notify the compliance department when a Reportable Account is opened or closed. Access Persons may be asked to facilitate the provision of statements directly from the financial institution to the compliance department. Investments that are not held through a broker must be reported to the compliance department prior to any initial investment, or becoming an Access Person, and annually thereafter.

Insiders (and their Family Members) are not required to report on their trading activities on an ongoing basis. However, if requested by Brookfield’s compliance department, an Insider must identify all Reportable Accounts of the Insider and his or her Family Members and provide statements of each Reportable Account to the Company within 10 days of such request.

Covered Persons will be required to certify annually that they, and their Family Members, have conformed to the requirements of this Policy.

Personal Trading Policy – February 2015	10

APPENDIX A

LEGAL AND COMPLIANCE CONTACT INFORMATION

Legal

Brookfield Asset Management

A.J. Silber

Vice President, Legal Affairs

aj.silber@brookfield.com

416-359-8598

Brookfield Infrastructure Partners

Michael Ryan

Senior Vice President and Counsel

michael.ryan@brookfield.com

+ 61 2 9692 2810

Brookfield Property Partners

Michelle Campbell

Vice President, Counsel

michelle.campbell@brookfield.com

212-417-7514

Brookfield Renewable Energy Partners

Jennifer Mazin

Senior Vice President and General Counsel

jennifer.mazin@brookfield.com

416-369-3369

Compliance

Ronald Fisher-Dayn

Regulatory Counsel and Chief Compliance Officer

ronald.fisher-dayn@brookfield.com

212-978-1763

Personal Trading Policy – February 2015	A-1

APPENDIX B

ASSOCIATED COMPANIES AND ENTITIES

The following is a non-exhaustive list of the issuers of Brookfield Securities:

Acadian Timber Corp.

Ainsworth Lumber Co. Ltd.

Brookfield Advantage Fund L.P.

Brookfield Asset Management Inc.

Brookfield Canada Office Properties

Brookfield DTLA Fund Office Trust Investor Inc.

Brookfield Global Infrastructure Securities Fund

Brookfield Global Listed Infrastructure Income Fund Inc.

Brookfield High Income Fund

Brookfield High Yield Strategic Income Fund

Brookfield Incorporações S.A.

Brookfield Infrastructure Partners L.P.

Brookfield Investments Corporation

Brookfield Mortgage Opportunity Income Fund Inc.

Brookfield Property Partners L.P.

Brookfield Property Split Corp.

Brookfield Real Estate Services Inc.

Brookfield Renewable Energy Partners L.P.

Brookfield Renewable Power Preferred Equity Inc.

Brookfield Residential Properties Inc.

Brookfield Select Opportunities Income Fund

Brookfield Total Return Fund, Inc.

CWC Well Services Corp.

General Growth Properties, Inc.

Norbord Inc.

Partners Value Fund Inc.

Partners Value Split Corp.

Rouse Properties, Inc.

Wilmington Capital Management Inc.

Personal Trading Policy – February 2015	B-1

APPENDIX C

INSIDER REPORTING GUIDELINES

Reporting Insiders

Under the insider reporting rules, reporting insiders of a reporting issuer (“Reporting Insiders”) must file insider reports upon becoming a Reporting Insider and upon any change in their holdings of securities of the reporting issuer. In general, these reporting requirements are intended to apply to persons who both (i) receive or have access, in the ordinary course, to material undisclosed information about the reporting issuer and (ii) have the ability to exercise, directly or indirectly, significant power or influence over the business, operations, capital or development of the reporting issuer. This would generally include the boards of directors of our public entities and their CEO, CFO, Chief Operating Officer, Senior Managing Partners and others with similar levels of authority. Brookfield’s internal legal counsel or the internal legal counsel for a Controlled Affiliate, as applicable, maintains a list of all individuals who are considered Reporting Insiders.

Insider Reporting

A person who becomes a Reporting Insider must file an insider report within 10 calendar days (or shorter period if prescribed by the regulations) of becoming a Reporting Insider. In addition, a Reporting Insider must also file an insider report when there is any change in their holdings of securities of the reporting issuer within five calendar days (or shorter period if prescribed by the regulations) of the change.

In the insider report, a Reporting Insider must report not only their direct holdings of securities of the reporting issuer, but any indirect beneficial ownership of securities, as well as securities of reporting issuer over which they exercise control or direction. Under the insider reporting rules, beneficial ownership passes on the day of the trade, not the day of settlement. An insider report must include not only all publicly-traded securities of the issuer held by the Reporting Insider, whether they be voting or non-voting, debt, equity and trust units, but also related financial instruments which include the grant, exercise or expiry of any options and deferred or restricted share units related to these securities.

Insider reports should be filed electronically through the System for Electronic Disclosure (SEDI). The consequences for failure to file in a timely manner or filing a report that contains information that is materially misleading may include late filing fees; the Reporting Insider being identified as a late filer on a public database of late filers maintained by certain securities regulators; the issuance of a cease trade order that prohibits the Reporting Insider from trading in securities of the applicable reporting issuer or any reporting issuer until a specified period of time has elapsed or enforcement proceedings.

It is the personal responsibility of each Reporting Insider to ensure that the required insider reports are filed in a timely fashion. The Company’s internal legal counsel can assist you with the filing of these reports.

All Senior Managing Partners and directors of Brookfield are required to report to Brookfield’s internal legal counsel any trades of Brookfield Securities within two (2) business days so that appropriate insider reports can be filed.

Personal Trading Policy – February 2015	C-1

APPENDIX D

REPORTABLE ACCOUNTS

A “Reportable Account” is an account over which the Covered Person has investment discretion, influence or control, and in which the Covered Person may benefit from profits in the account, other than:

•	Any account in which transactions are effected only pursuant to an automatic investment plan;
•	Any account which holds only bank certificates of deposit, bankers’ acceptances, commercial paper, direct obligations of the Government of the United States, money market funds, and open ended mutual funds (not managed by the Company).

Reportable Accounts, as defined above, may include:

•	Personal brokerage accounts (including, but not limited to: individual and joint accounts, 401(k)s, RSPs, IRAs, UGMAs, RESPs, TFSAs, LIRAs, Keogh Plans, trusts, family limited partnerships, guardianship or conservatorships accounts);
•	Accounts of Family Members living in the same dwelling as you;
•	Investment club accounts;
•	Accounts for business interests outside of the Company;
•	Accounts for which you are a trustee or for which you have discretionary authority; and
•	Employer sponsored retirement accounts if they are self-directed or if they hold securities other than open-end mutual funds (i.e., profit sharing and 401(k)s). This includes the Company’s 401(k) plan.

Reportable Accounts, as defined above, do not include:

•	Accounts managed by a professional third party financial advisor who has full discretion over investment decisions and for which you do not provide any trading instructions;
•	A blind trust in which you are a beneficiary but for which you do not receive any reporting and have no knowledge regarding the investments in the account;
•	Accounts in which you are permitted to hold only open-end mutual funds (i.e. 529 savings plans and accounts held directly with a mutual fund Company); and
•	Insurance products only if the underlying investment options are mutual funds or exchange-traded funds.

Personal Trading Policy – February 2015	D-1